Exhibit 10.10

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

COLLABORATION AND LICENSE AGREEMENT

by and between

D. E. Shaw Research, LLC,

a Delaware limited liability company,

and

Relay Therapeutics, Inc.,

a Delaware corporation

i

COLLABORATION AND LICENSE AGREEMENT

This Collaboration and License Agreement (the “Agreement”) is effective as of August 17, 2016 (the “Effective Date”), by and between D. E. Shaw Research, LLC, a Delaware limited liability company located at 120 West 45th Street, 39th Floor, New York, NY 10036 (“DESRES”), and Relay Therapeutics, Inc., a Delaware corporation located at 215 First Street, Cambridge, MA 02142 (“Company”). DESRES and Company are each sometimes referred to herein as a “Party” or collectively as the “Parties”.

RECITALS

WHEREAS, DESRES is engaged in scientific research and drug discovery in the field of computational biochemistry;

WHEREAS, Company is a research and development company focused on allosteric drug discovery; and

WHEREAS, Company and DESRES desire to (a) collaborate together to conduct drug discovery efforts on certain targets and (b) have Company develop and commercialize certain pharmaceutical products, all in accordance with the terms and conditions set forth herein;

NOW, THEREFORE, DESRES and Company hereby agree as follows:

ARTICLE 1

DEFINITIONS

1.1 “Agreement Term” means, subject to earlier termination in accordance with ARTICLE 15, the Research Term plus, on a Category 1 Target-by-Category 1 Target basis, the period beginning at the end of the Research Term and ending on the date on which Company’s obligations to pay royalties, milestone payments and Non-Royalty Income under this Agreement have expired with respect to such Category 1 Target and all Category 1 Compounds and Category 1 Products that Interact with such Category 1 Target. In the event that DESRES notifies Company, pursuant to Section 4.1(b)(ii), that DESRES is electing to forgo any and all future payments with respect to a given Category 1 Target, the Agreement Term shall expire with respect to such Category 1 Target upon the applicable Category 1 Target Payment Expiration Date. In the event that DESRES notifies Company, pursuant to Section 4.1(b)(ii), that DESRES is electing to forgo any and all future payments on all Category 1 Targets on which payments to DESRES either are or may in the future become due, the Agreement Term shall expire in its entirety upon the last applicable Category 1 Target Payment Expiration Date. For clarity, upon expiration of the Agreement Term with respect to a Category 1 Target, DESRES will no longer be bound by any exclusivity obligations with respect to such Target.

1.2 “Applicable Law” means any applicable law, rule or regulation, including any rules, regulations, guidelines or other requirements of any Governmental Authority, including any Regulatory Authority, and including common law, that may be in effect from time to time.

1.3 “Bind” means, with respect to a given Compound and a given Target that is or previously was a Category 1 Target or is a Category 2 Target, that such Compound Interacts with such Target with [***].

1.4 “Business Day” means any day, other than (a) a Saturday, (b) a Sunday or (c) a federal holiday in the United States.

1.5 “Calendar Quarter” means each period of three consecutive calendar months ending on March 31, June 30, September 30 and December 31 of each Calendar Year.

1.6 “Calendar Year” means each period of twelve consecutive calendar months commencing on January 1 and ending on December 31.

1.7 “Category 1 Compound” means any Compound that

[***]

1.8 “Category 1 Product” means a product containing at least one Category 1 Compound, and all formulations, dosages and delivery systems thereof. For clarity, [***].

1.9 “Category 1 Targets” means the targets that, as of the relevant time, are then categorized as Category 1 Targets, with the list of such Targets as of the Effective Date set forth on Exhibit A-1 attached hereto, as such Exhibit may be amended pursuant to Section 4.7.

1.10 “Category 2 Targets” means the targets that, as of the relevant time during the Research Term, are then categorized as Category 2 Targets, with the list of such Targets as of the Effective Date set forth on Exhibit A-2 attached hereto, as such Exhibit may be amended pursuant to Section 4.7.

1.11 “Category 3 Targets” means, as of the relevant time, any target that is not a Category 1 Target or Category 2 Target.

1.12 “Change Of Control” means, with respect to a Party, (a) a merger or consolidation of such Party with a single Third Party unless the holders of the outstanding voting securities of such Party immediately prior thereto hold at least fifty percent of the combined voting power of the surviving entity or of the direct or indirect parent of the surviving entity immediately after such merger or consolidation, (b) a transaction or series of related transactions in which a single Third Party that did not already Control such Party becomes the direct or indirect beneficial owner of fifty percent or more of the combined voting power of the outstanding securities of such Party or (c) the sale or other transfer of all or substantially all of such Party’s assets to a single Third Party that did not already Control such Party.

1.13 “Claim” means any claim, lawsuit or proceeding brought by a Third Party, whether or not a lawsuit or other proceeding is filed.

1.14 “Clinical Proof of Concept” means, with respect to a product, the date that is the earlier of (a) [***] or (b) [***].

1.15 “Clinical Trial” means, with respect to a product, any human clinical trial of such product.

1.16 “Combination Product(s)” means any Category 1 Product that (a) [***], or (b) [***]. With respect to any Co-Formulated Combination Product, each active ingredient therein shall be considered a “Component” thereof, and, with respect to each Co-Packaged Combination Product, each product therein shall be considered a “Component” thereof.

1.17 “Commercially Reasonable Efforts” means the level of effort and resources consistent with the customary practices devoted by Company, or, in the absence of a material history of such practices by Company, the customary practices devoted by other similarly situated companies, to research, develop or commercialize a pharmaceutical product owned by it (or to which it has exclusive rights) at a similar stage of research, development or commercialization and of similar market potential, profit potential and strategic value, based on conditions then prevailing, taking into account, without limitation, issues of safety and efficacy, manufacturing and supply considerations, regulatory approval process, product labeling, product profile, the competitiveness of alternative products in the marketplace, pricing/reimbursement, the product portfolio of Company and its Subsidiaries (and the relevant Rights-Holding Parties and their Subsidiaries, if applicable), the likely timing of regulatory approval and market entry, the patent and other proprietary position, the likelihood of regulatory approval, and other relevant scientific, technical and commercial factors.

1.18 “Company Drug IP” means, with respect to a particular Target that is or previously was a Category 1 Target, the composition of matter, method of use, and/or method of manufacture of up to five hundred specific Compounds (the “Company Drug Compounds” for that Target), designated by Company, that Bind to that Target, subject to the following specifications, requirements, conditions and provisions:

(a) Up to ten of the Company Drug Compounds may be designated by Company as the Core Compounds for the applicable Target, where each “Core Compound” is a [***]. The remainder of the Company Drug Compounds shall be either [***].

(b) Designation of a Compound as a Company Drug Compound for a specified Category 1 Target shall be made in a notice (a “Company Drug Compound Designation Notice”) provided by Company to DESRES at any point during the Initial Research Term while such Target is a Category 1 Target, which notice shall specify:

[***]

(c) The composition of matter, method of use, and/or method of manufacture of a Compound shall become Company Drug IP only upon the receipt by DESRES of a valid Company Drug Compound Designation Notice designating such Compound as a Company Drug Compound. Once Company has designated a Compound as a Company Drug Compound for a particular Target, such designation by Company shall be irrevocable, and such Compound shall from that time forward be counted toward the five hundred–Compound maximum for such Target.

1.19 “Company Drug IP Patents” means Patents that solely claim Company Drug IP.

1.20 “Company Originator” means (a) Company or any of its Subsidiaries, (b) an employee or agent of Company or any of its Subsidiaries, (c) a subcontractor or Consultant acting on behalf of Company or any of its Subsidiaries or (d) with respect to particular Know-How or tangible property, a Person who has assigned such Know-How or tangible property, or any Patents to the extent claiming such Know-How or tangible property, to Company or any of its Subsidiaries.

1.21 “Company Separate Person” means (a) any stockholder or member of Company, (b) any Person that directly or indirectly Controls any such stockholder or member, (c) any heir or successor of any such stockholder or member or of any such Person that directly or indirectly Controls any such stockholder or member, or (d) any officer, director, employee, consultant or agent of Company, of any Subsidiary of Company, or of any Person set forth in clause (a), (b) or (c) of this Section 1.21.

1.22 “Compound” means any small molecule, biologic, nucleic acid, peptide or chemical fragment, or any active pharmaceutical ingredient; isotopic substitutions and pharmaceutically acceptable salts and polymorphs of a given Compound will be treated as the same Compound hereunder for all purposes (including for determining the number of Compounds under the first paragraph of Section 1.18). For clarity, [***].

1.23 “Conceive” means to conceive a particular invention as determined in accordance with the rules of inventorship under United States patent law.

1.24 “Confidential Information” means the information set forth in Section 1.24(a) below, but subject to the exclusions set forth in Section 1.24(b) below.

(a) Except as specified in Section 1.24(b) below, Confidential Information is:

(i) Company Drug IP and Company Drug IP Patents, which shall be considered Company’s Confidential Information, with Company treated as the “Disclosing Party”, and DESRES treated as the “Receiving Party”, with respect thereto;

(ii) any Company Drug Compound Designation Notice, which shall be considered Company’s Confidential Information, with Company treated as the “Disclosing Party”, and DESRES treated as the “Receiving Party”, with respect thereto;

(iii) the financial terms of this Agreement, which shall be considered the Confidential Information of each Party, with (A) Company treated as a “Disclosing Party”, and DESRES treated as a “Receiving Party”, with respect thereto, and also (B) DESRES treated as a “Disclosing Party”, and Company treated as a “Receiving Party”, with respect thereto;

(iv) with respect to a Compound that has been designated a Company Drug Compound, [***], which, in each case, (A) through (G), shall be considered Company’s Confidential Information, with Company treated as the “Disclosing Party”, and DESRES treated as the “Receiving Party”, with respect thereto;

(v) with respect to a Compound that DESRES is aware [***], which, in each case, (X) through (Z), shall be considered Company’s Confidential Information, with Company treated as the “Disclosing Party”, and DESRES treated as the “Receiving Party”, with respect thereto; provided that, except with respect to any such Compound that Company has designated as a Company Drug Compound, such fact, data, composition and methods will automatically no longer be treated as Confidential Information hereunder upon [***];

(vi)

(A) the Burdened Transaction agreements provided by Company to DESRES pursuant to Section 5.5(e),

(B) information included in the financial and other reports provided by Company to DESRES as required to satisfy Company’s obligations under Section 6.2, Section 6.3 or Section 6.4, and

(C) the financial records of Company subject to audit in accordance with Section 6.5,

which, in each case, (A), (B) and (C), shall be considered Company’s Confidential Information, with Company treated as the “Disclosing Party”, and DESRES treated as the “Receiving Party”, with respect thereto;

(vii) the fact that Company is researching, was researching, or is considering researching in the future a particular Target that is or ever was a Category 1 Target or Category 2 Target, which fact shall be considered Company’s Confidential Information, with Company treated as the “Disclosing Party”, and DESRES treated as the “Receiving Party”, with respect thereto (but, for clarity, the fact that DESRES is, was, or is considering in the future researching any such Target, either with or without a collaborator, shall not be considered Confidential Information); and

(viii) the existence of an arbitration regarding any Dispute, the subject matter of any such Dispute, and the decision of the arbitrators with respect to any such Dispute (the foregoing in this Section 1.24(a)(viii), the “Arbitration Confidential Information”), which shall be considered the Confidential Information of each Party, with (A) Company treated as a “Disclosing Party”, and DESRES treated as a “Receiving Party”, with respect thereto, and also (B) DESRES treated as a “Disclosing Party”, and Company treated as a “Receiving Party”, with respect thereto.

(b) Notwithstanding Section 1.24(a), Confidential Information will exclude that portion of the information set forth in Section 1.24(a), if any, that:

(i) was already known to the Receiving Party or any of its Subsidiaries, other than under an obligation of confidentiality to the Disclosing Party, at the time of disclosure by the Disclosing Party or any of its Subsidiaries to the Receiving Party or any of its Subsidiaries;

(ii) was generally available to the public at the time of its disclosure by the Disclosing Party or any of its Subsidiaries to the Receiving Party or any of its Subsidiaries;

(iii) became generally available to the public after its disclosure by the Disclosing Party or any of its Subsidiaries to the Receiving Party or any of its Subsidiaries, other than through any wrongful act, fault or negligence of the Receiving Party or any of its Subsidiaries;

(iv) is disclosed to the Receiving Party or any of its Subsidiaries by a Third Party that, at the time of such disclosure, was not, to the Receiving Party’s knowledge, subject to any obligations of confidentiality to the Disclosing Party with respect thereto; or

(v) is independently discovered or Generated by the Receiving Party or any of its Subsidiaries without the aid, application or use of the Disclosing Party’s Confidential Information.

Other than as set forth in this Section 1.24, no information shall be considered Confidential Information unless otherwise agreed by the Parties in an express and specific writing prior to the disclosure of such information by one Party or any of its Subsidiaries to the other Party or any of its Subsidiaries.

1.25 “Consultant” means a Person who has executed an agreement to provide services on an independent contractor basis rather than on an employee basis.

1.26 “Contract Year” means each period of twelve consecutive calendar months commencing on the Effective Date or any anniversary thereof, and ending on the day immediately prior to the next subsequent anniversary of the Effective Date. For example, but without limitation, (a) the first Contract Year will commence on the Effective Date and end on the day immediately preceding the first anniversary of the Effective Date and (b) the second Contract Year will commence on the first anniversary of the Effective Date and end on the day immediately preceding the second anniversary of the Effective Date.

1.27 “Control” means (a) the direct or indirect ownership of at least fifty percent of the stock, membership interests or voting securities of an entity or (b) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether by contract, agreement, obligation, indenture, instrument, lease, promise, arrangement, release, warranty, commitment, undertaking or otherwise.

1.28 “DESRES Originator” means (a) DESRES or any of its Subsidiaries, (b) an employee or agent of DESRES or any of its Subsidiaries, (c) a subcontractor or Consultant acting on behalf of DESRES or any of its Subsidiaries or (d) with respect to particular Know-How or tangible property, a Person who has assigned such Know-How or tangible property, or any Patents to the extent claiming such Know-How or tangible property, to DESRES or any of its Subsidiaries.

1.29 “DESRES Separate Person” means (a) any member or stockholder of DESRES, (b) any Person that directly or indirectly Controls any such member or stockholder, (c) any heir or successor of any such member or stockholder or of any such Person that directly or indirectly Controls any such member or stockholder, or (d) any officer, director, employee, consultant or agent of DESRES, of any Subsidiary of DESRES, or of any Person set forth in clause (a), (b) or (c) of this Section 1.29.

1.30 “DESRES Technology-Related Property” means

(a) the Anton supercomputer and any other supercomputer or other computational platform designed or built by or on behalf of DESRES or any Subsidiary of DESRES, whether before, on or after the Effective Date; and

(b) the Desmond software package and any other software package designed or implemented by or on behalf of DESRES or any Subsidiary of DESRES, whether before, on or after the Effective Date.

1.31 “DESRES Technology-Related Property Patents” means Patents that solely claim [***].

1.32 “Dispute” means any dispute, claim, or controversy between the Parties arising out of or relating to (a) this Agreement, (b) the breach, termination or validity of this Agreement or (c) the scope or applicability of the agreement to arbitrate set forth in ARTICLE 16.

1.33 “EMA” means the European Medicines Agency or its successor.

1.34 “Enforcing Party” means, as of the relevant time, with respect to a Jointly Owned Patent, the Party that has the right to enforce such Jointly Owned Patent, in accordance with Section 9.5.

1.35 “Exclusivity Period” means (a) with respect to a given Category 1 Target, the period of time [***], or (b) with respect to a given Category 2 Target, the period of time during the Initial Research Term when such Target is a Category 2 Target.

1.36 “Exclusivity Tail” means, for a given Target that is a Category 1 Target as of the end of the Initial Research Term, the period [***].

1.37 “Executive Officer” means (a) in the case of DESRES, [***], and (b) in the case of Company, the Chief Executive Officer or his or her designee with decision-making authority, neither of whom may be a JSC Representative. Each Party may change the individual designated as its Executive Officer for purposes of this Agreement from time to time by providing notice to the other Party in accordance with the terms of this Agreement.

1.38 “Exploratory Category 2 Activities” means the following activities that Company or any of its Subsidiaries may conduct (or have Third Parties conduct) during the Initial Research Term, solely for (and solely to the extent necessary for) the purpose of determining whether or not Company might wish to re-categorize any Category 2 Target as a Category 1 Target: [***].

1.39 “FDA” means the United States Food and Drug Administration or its successor.

1.40 “FD&C Act” means the United States Federal Food, Drug and Cosmetic Act, as amended.

1.41 “First Commercial Sale” means, on a Category 1 Product-by-Category 1 Product and country-by-country basis, the first commercial sale in an arm’s-length transaction of any unit of such Category 1 Product to a Third Party (other than a Rights-Holding Party) by or on behalf of Company, any of its Subsidiaries or any Rights-Holding Party in such country following applicable Regulatory Approval of such Category 1 Product in such country.

1.42 “Generate” means to Conceive, author or otherwise create particular Know-How or tangible property.

1.43 “GLP Nonclinical Study” means a non-human animal toxicology study of a given Compound or product conducted under good laboratory practices.

1.44 “Governmental Authority” means any multi-national, federal, state, local, municipal or other government authority of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, court or other tribunal).

1.45 “IND” means (a) an Investigational New Drug Application as defined in the FD&C Act and in applicable regulations promulgated thereunder by the FDA, or (b) the equivalent application to the equivalent Regulatory Authority in any other regulatory jurisdiction, the filing of which is necessary to initiate or conduct clinical testing of a pharmaceutical product in humans in such jurisdiction.

1.46 “Interact” means, with respect to a given Compound and a given Target, that such Compound spatially associates with such Target to form a covalently or non-covalently bound molecular complex, provided that such association is more than a non-specific or off-target association that lacks any intended therapeutic benefit for such Target.

1.47 “Joint Research Plan” means the research plan with respect to the Category 1 Targets as mutually agreed to by the Parties, the initial version of which is attached hereto as Exhibit B, as such plan may be changed from time to time in accordance with Section 2.4.

1.48 “Joint Research Program” means, subject to Section 4.4 and Section 4.5, all activities (and only such activities) conducted during the Research Term by either Party or any of such Party’s Subsidiaries under this Agreement, either alone or jointly with the other Party or any of such other Party’s Subsidiaries, including any such activities conducted under the Joint Research Plan, that are aimed at the Generation, identification, discovery or Pursuit of Compounds that Interact with any Category 1 Target.

1.49 “Jointly Owned Patent” means any Patent (a) claiming both Know-How solely owned by Company or any of its Subsidiaries and Know-How solely owned by DESRES or any of its Subsidiaries, and/or (b) claiming Know-How jointly owned by Company or any of its Subsidiaries and by DESRES or any of its Subsidiaries.

1.50 “Know-How” means all commercial, technical, scientific or other know-how, information, inventions, trade secrets, knowledge, technology, methods, processes, practices, formulae, mathematical techniques, instructions, skills, techniques, procedures, experiences, ideas, technical assistance, designs, drawings, assembly procedures, computer programs, algorithms, specifications, data and results (including biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, preclinical, clinical, safety, manufacturing and quality control data and know-how, including regulatory data, study designs and protocols), in all cases, whether or not patented or patentable, in written, electronic, oral or any other form now known or hereafter developed.

1.51 “Marketing Authorization Application” or “MAA” means an application for Regulatory Approval in a country, territory or possession, including an NDA.

1.52 “NDA” means a New Drug Application, as defined in the FD&C Act and in applicable regulations promulgated thereunder by the FDA.

1.53 “Net Sales” means the gross amount invoiced by or on behalf of Company or any of its Subsidiaries or any Rights-Holding Party for sales or other transfers of any unit of a Category 1 Product to a Third Party (“Gross Sales”), less the following with respect to the sale of the relevant unit of such Category 1 Product to the extent included in Gross Sales:

(a) customary trade, quantity or cash discounts to the extent actually allowed and taken;

(b) amounts repaid or credited by reason of defects, recalls, rejections or returns;

(c) to the extent separately stated on purchase orders, invoices or other documents of sale, any taxes or other governmental charges levied on the sale, transportation, delivery or use of such Category 1 Product which are paid by or on behalf of Company, but excluding any taxes on net income;

(d) outbound transportation costs prepaid or allowed and costs of insurance in transit, to the extent separately stated on purchase orders, invoices or other documents of sale;

(e) rebates and chargebacks to customers and Third Parties (including Medicare, Medicaid, managed healthcare and similar types of rebates) granted and taken in the ordinary course of business or as required by Applicable Law; and

(f) delayed ship order credits or discounts.

For the avoidance of doubt, the following will not be considered Net Sales hereunder: (x) [***]; (y) [***]; and (z) [***].

If Company, any of its Subsidiaries or any Rights-Holding Party prices a Category 1 Product in order to gain or maintain sales of other products that are not Category 1 Products, then, for purposes of calculating the payments due hereunder, the Net Sales shall be adjusted to reverse any discount which was given to a customer that was in excess of customary discounts for such Category 1 Product (or, in the absence of relevant data for such Category 1 Product, other similar products under similar market conditions).

In the case of any sale of a Category 1 Product for consideration other than cash, such as barter or countertrade, Net Sales shall be calculated on the fair market value of consideration received.

In the event that a Category 1 Product is a Co-Formulated Combination Product or is sold as part of a Co-Packaged Combination Product, Net Sales, for the purposes of determining royalty payments on such Combination Product, means the greater of (A) [***], and (B) [***]:

[***]

All amounts shall be determined from the books and records of Company, its applicable Subsidiary or the applicable Rights-Holding Party, maintained in accordance with U.S. Generally Accepted Accounting Principles or International Financial Reporting Standards, as applicable, consistently applied.

1.54 “Non-Enforcing Party” means, as of the relevant time, with respect to a Jointly Owned Patent, the Party that is not the Enforcing Party with respect to such Jointly Owned Patent.

1.55 “Non-Prosecuting Party” means, as of the relevant time, with respect to a Jointly Owned Patent, the Party that is not the Prosecuting Party with respect to such Jointly Owned Patent.

1.56 “Non-Royalty Income” means any consideration, including up-front and milestone payments, received by or on behalf of Company or any of its Subsidiaries in connection with a transaction with a Third Party involving any Category 1 Targets, Category 1 Compounds or Category 1 Products (each such transaction, a “Burdened Transaction”), other than:

(a) royalty or profit share payments received by Company or any of its Subsidiaries on Net Sales, with respect to which Net Sales royalties are due to DESRES pursuant to Section 5.2;

(b) amounts received by Company for the purchase of debt or equity securities of Company at fair market value, as determined either

(i) if there is then an active market for such securities, by calculating the average of the closing prices of the securities on the applicable exchange or market over the thirty day period ending three Business Days prior to the closing of such securities purchase or

(ii) if there is not then an active market for such securities, by Company’s Board of Directors in good faith, and,

in each case, (i) and (ii), with any amounts in excess of such fair market value deemed to be Non-Royalty Income;

(c) amounts received by Company or any of its Subsidiaries to cover its or their costs for conducting research, development or commercialization activities for the benefit of such Third Party (including reasonable FTE costs and reimbursement of Out-Of-Pocket expenses actually incurred, to the extent such costs would have been considered Out-Of-Pocket if they had not been reimbursed by such Third Party in such Burdened Transaction), but excluding any reimbursement of costs incurred prior to such Burdened Transaction; and

(d) amounts received by Company or any of its Subsidiaries to reimburse costs incurred by Company or any of its Subsidiaries to protect, enforce or defend any Patent, to the extent such costs would have been considered Out-Of-Pocket if they had not been reimbursed by such Third Party in such Burdened Transaction.

1.57 “Originator” means (a) with respect to Company, any Company Originator, and (b) with respect to DESRES, any DESRES Originator.

1.58 “Out-Of-Pocket” means, with respect to a payment, that a Party or one of its Subsidiaries (as applicable) actually pays the relevant amount of such payment, and neither such Party nor any Subsidiary of such Party has obtained, or is permitted to obtain and obtains, an offset, credit or reimbursement for, any such amount from a Third Party.

1.59 “Patent” means any patent or patent application, any substitution, divisional, continuation, or continuation-in-part, any patent issued with respect to any such patent application, any reissue, reexamination, utility model or design, renewal or extension (including any supplementary protection certificate) of any such patent, any confirmation patent, registration patent or patent of addition based on any such patent and any counterpart thereof in any country.

1.60 “Patent Contest” means any assertion by a Third Party (other than a patent office in the normal course of prosecution) that a Patent is invalid or unenforceable, including any interference, derivation proceeding, re-examination, pre- or post-grant review (including any inter partes review), invalidity or nullity action or opposition.

1.61 “Person” means an individual, a general or limited partnership, a corporation, a trust, a joint venture, an unincorporated organization, a limited liability entity, any other entity or any Governmental Authority.

1.62 “Phase 2 Clinical Trial” means, with respect to a product, a human clinical trial of such product that would satisfy the requirements of 21 C.F.R. 312.21(b) or corresponding foreign regulations.

1.63 “Phase 3 Clinical Trial” means, with respect to a product, a human clinical trial of such product that (a) is performed with the intent to gain evidence, alone or with other Clinical Trials, to confirm with statistical significance the efficacy of such product in a target population, or (b) would satisfy the requirements of 21 C.F.R. 312.21(c) or corresponding foreign regulations.

1.64 “Prosecuting Party” means, as of the relevant time, with respect to a Jointly Owned Patent, the Party that has the right to prepare, file, prosecute and maintain such Jointly Owned Patent, in accordance with Section 9.1.

1.65 “Pursue” means, with respect to a given Compound, to research, develop, manufacture or commercialize such Compound.

1.66 “Regulatory Approval” means, with respect to a pharmaceutical product and a country or regulatory jurisdiction, all approvals necessary for the marketing and sale of such product for one or more indications in such country or regulatory jurisdiction, which may include satisfaction of all applicable regulatory and notification requirements, but which will exclude any pricing or reimbursement approvals. Regulatory Approvals include approvals by Regulatory Authorities of MAAs.

1.67 “Regulatory Authority” means, in a particular country or regulatory jurisdiction, any applicable Governmental Authority involved in granting any regulatory approval, or, to the extent required in such country or regulatory jurisdiction, pricing or reimbursement approval, of a pharmaceutical product in such country or regulatory jurisdiction, including (a) the FDA, (b) the EMA or (c) the European Commission or its successor.

1.68 “Regulatory Exclusivity” means any exclusive marketing rights or data exclusivity rights conferred by any Regulatory Authority with respect to any Category 1 Product that precludes the use of any clinical data collected and filed for such Category 1 Product for the benefit of any regulatory approval for a generic or biosimilar product (for any use), including supplementary protection certificates in the European Union, and orphan or pediatric exclusivity where applicable.

1.69 “Reporting Period” means the period beginning on the first day of each Calendar Quarter and ending on the last day of such Calendar Quarter.

1.70 “Research Term” means the period commencing on the Effective Date and continuing through the day immediately preceding the third anniversary of the Effective Date (the “Initial Research Term”), plus up to two one-year extensions, each such extension (if any) only upon mutual agreement of both Parties, with all terms applicable to such extension to be agreed upon by the Parties as part of such agreement; provided, however, that if this Agreement is terminated in accordance with ARTICLE 15, each of the Initial Research Term and the Research Term, in each case if it has not already ended, shall end as of the effective date of such termination.

1.71 “Rights-Holding Party” means:

(a) any Sublicensee or

(b) any other Third Party to which Company or any of its Subsidiaries, directly or through another Rights-Holding Party,

(i) licenses or sublicenses any Company Drug IP or any Company Drug IP Patents,

(ii) licenses or sublicenses any other Patents or Know-How with respect to (A) any Target that then is, or ever was, a Category 1 Target, (B) any Category 1 Compound or (C) any Category 1 Product or

(iii) grants rights (A) to research any Target that then is, or ever was, a Category 1 Target, (B) to Generate, identify, discover or Pursue any Category 1 Compound or (C) to research, develop, manufacture or commercialize any Category 1 Product. A “Rights-Holding Party” shall include a Third Party to whom Company, any of its Subsidiaries or any other Rights-Holding Party has granted the right to promote or distribute a Category 1 Product if such Third Party is principally responsible for marketing and promotion of such Category 1 Product within a particular country or territory.

1.72 “Royalty Term” means, on a country-by-country basis and Category 1 Product-by-Category 1 Product basis, the period of time beginning on the First Commercial Sale of such Category 1 Product in such country and continuing until the later of (a) the twelfth anniversary of the First Commercial Sale of such Category 1 Product in such country and (b) the expiration of all Regulatory Exclusivities for such Category 1 Product in such country.

1.73 “Shared Know-How” means any Know-How, whether or not patented, other than Company Drug IP and DESRES Technology-Related Property, that is

(a) Generated jointly by the Parties during the Research Term, or

(b) disclosed, shared or otherwise communicated by or on behalf of one Party or any of its Subsidiaries to or with the other Party or any of its Subsidiaries during the Research Term, regardless of the means by which such Know-How is disclosed, shared or communicated.

1.74 “Sublicensee” means any non-Subsidiary sublicensee of any of the rights granted to Company pursuant to Section 7.3.

1.75 “Subsidiary” means, with respect to a given entity, any other entity that is Controlled by such entity.

1.76 “Target(s)” means any or all of Category 1 Targets, Category 2 Targets or Category 3 Targets, as the context requires.

1.77 “Territory” means worldwide.

1.78 “Third Party” means any Person that is not Company, DESRES or a Subsidiary of Company or DESRES.

1.79 “Valid Claim” means any claim of any issued patent (but not a patent application) that is unexpired and has not been rejected, revoked or held unenforceable or invalid by a final, non-appealable (or unappealed within the time allowable for appeal) decision of a court or other Governmental Authority of competent jurisdiction.

1.80 Additional Definitions. Additional defined terms are set forth in the following Sections of this Agreement:

Definition	Section
AAA	16.3(a)

Acquired Third-Party Program	12.2

Agreement	Preamble

Alleged Breaching Party	11.3(d)(i)

Alliance Managers	3.1

Annual Collaboration Fee	5.1

Arbitration Confidential Information	1.24(a)(viii)

Burdened Transaction	1.56

[***]	5.2(b)(i)(B)(2)

Category 1 Target Diligence Expiration Date	4.1(b)(i)

Category 1 Target Payment Expiration Date	4.1(b)(ii)

Chemistry Library Source	5.2(b)(i)

Co-Formulated Combination Product	1.16

Co-Packaged Combination Product	1.16

Company	Preamble

Company Drug Compounds	1.18

Company Drug Compound Designation Notice	1.18

Company Indemnitees	10.1(b)

Component	1.16

Core Compound	1.18

CREATE Act	7.5

Decision-Making Representative	3.2(a)

Derivative Compound	1.18

DESRES	Preamble

DESRES Indemnitees	10.1(a)

Disclosing Party	1.24

Effective Date	Preamble

Freedom to Operate Payment	5.2(b)(iii)

Gross Sales	1.53

Indemnitee	10.1(c)

Initial Research Term	1.70

Joint Steering Committee or JSC	3.2(a)

JSC Matter	3.3(a)

JSC Representatives	3.2(a)

Library	5.2(b)(i)

Non-Small Molecule Compound	1.18

Other Component	1.16

Other Product	1.16

Paragraph IV Notice	9.5(b)

Parties	Preamble

Party	Preamble

Product Infringement	9.5(a)

Receiving Party	1.24

[***]	5.2(b)(iv)

Seeker	11.3(d)(i)

Stackable Patent	5.2(b)(iii)

Third Party Infringer	9.5(b)

ARTICLE 2

JOINT RESEARCH PROGRAM

2.1 Purpose and Term. The Parties have agreed to engage in the Joint Research Program on the terms and conditions set forth in this Agreement. As part of the Joint Research Program and subject to the terms and conditions of this Agreement, laboratory experiments and molecular dynamics simulations will be carried out on certain Targets with the goal of identifying Compounds that Interact with or Bind to Category 1 Targets. The Joint Research Program will be undertaken and performed during the Research Term.

2.2 Diligence; Standards of Conduct with respect to the Joint Research Program. Each Party shall use commercially reasonable efforts to perform any tasks undertaken by such Party under the Joint Research Program, and each Party shall use good faith efforts to conduct its activities under the Joint Research Program in a good scientific manner and in compliance in all material respects with Applicable Law.

2.3 Limitations on Responsibilities under the Joint Research Program. Notwithstanding anything to the contrary herein, while both Parties intend to work together under the Joint Research Program to investigate certain Targets, neither Party shall have an obligation to (a) perform work on any particular Target or minimum number of Targets, either concurrently or in connection with the Joint Research Program overall, (b) perform any particular type or number of simulations, experiments, methodological validations or other work, or use any particular method for any simulations, experiments, methodological validations or other work, in connection with any given Target or with the Joint Research Program overall or (c) devote any particular or minimum amount of money, staff time, subcontractor time, computing hours, synthetic chemistry or other experimental work or any other resources, either to any given Target or to the Joint Research Program overall. Furthermore, neither Party shall have an obligation to perform work with or on behalf of, to collaborate with, or to enter into any agreement with any Third Party, regardless of any relationship the other Party may have with such Third Party.

2.4 Changes to the Joint Research Plan. During the Research Term, each Party may propose changes to the Joint Research Plan; provided, however, that any changes to the Joint Research Plan that are proposed by either Party will be subject to review and prior approval by the Joint Steering Committee in accordance with Section 3.2, subject to the provisions of Section 3.3.

2.5 Research Decision-Making. Except as otherwise expressly provided in this Agreement, the JSC shall be responsible for matters regarding the Joint Research Plan as set forth in Section 3.2(b), subject to the provisions of Section 3.3.

2.6 Research Costs. Each Party will bear all of its own costs and expenses incurred in the performance of the Joint Research Program, but the foregoing shall not be interpreted as limiting Company’s obligations under ARTICLE 5.

2.7 Research Progress. Each Party will keep the other Party reasonably informed regarding the progress and results of such Party’s activities under the Joint Research Program, including an annual review of results versus any goals set forth in the Joint Research Plan.

2.8 Research Records. Each Party shall use reasonable efforts during the Research Term to maintain accurate records (in the form of technical notebooks or electronic files), materially in compliance with generally accepted standards of scientific research observed by academic research groups in relevant disciplines, of all material work conducted by it and resulting material Know-How under the Joint Research Program. Such records will properly reflect the work done and results achieved in the conduct of activities under the Joint Research Program in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes. Each Party will have the right to receive copies of such records maintained by the other Party, including in electronic format if maintained in such format [***], at reasonable times to the extent reasonably necessary to perform obligations or exercise rights under this Agreement; provided that the foregoing right to receive copies of records shall not be construed to extend to copies of any source code or other software used in the performance of any such simulation or to any description of any algorithms used by DESRES in conducting its activities hereunder.

2.9 Subcontracts. Either Party may conduct any of its activities under the Joint Research Program through one or more subcontractors or Consultants; provided that the subcontracting Party will (a) remain responsible for all work performed by such subcontractors or Consultants on behalf of the subcontracting Party, (b) be solely responsible for payment to such subcontractors or Consultants, (c) require each of such subcontractors or Consultants to be bound in writing to commercially reasonable obligations of confidentiality, and (d) require each of such subcontractors or Consultants to be bound in writing to assign to the subcontracting Party all intellectual property with respect to results arising from such subcontracted activities.

ARTICLE 3

GOVERNANCE

3.1 Alliance Manager. Within [***] days of the Effective Date, each Party shall appoint a representative of such Party who possesses a general understanding of research and development issues to act as a facilitator of the meetings of the JSC and be the first point of contact between the Parties with regard to matters relating to this Agreement or the overall business relationship between the Parties under this Agreement (each, an “Alliance Manager”). Each Party may replace its Alliance Manager at any time upon notice to the other Party. Each Alliance Manager:

(a) will use good faith efforts to attend all meetings of the JSC; and

(b) may bring any matter to the attention of the JSC where such Alliance Manager reasonably believes that such matter requires attention.

3.2 Joint Steering Committee.

(a) Formation; Composition. Within [***] days following the Effective Date, the Parties will establish a joint steering committee (the “Joint Steering Committee” or “JSC”). Within such timeframe and upon notice to the other Party, each Party shall appoint to the JSC one representative chosen by such Party who is authorized to make decisions on behalf of such Party at meetings of the JSC (each Party’s “Decision-Making Representative”). Each Party may, upon notice to the other Party, appoint to the JSC up to [***], together with each Party’s Decision-Making Representative, the “JSC Representatives”), [***]. Each Party may appoint its Alliance Manager to be one of such Party’s JSC Representatives, including to be its Decision-Making Representative. Even if not designated as a JSC Representative under this Section 3.2(a), each Party’s Alliance Manager shall be permitted to attend all JSC meetings. Each Party may replace any of its JSC Representatives, or may designate a different Decision-Making Representative, at any time upon notice to the other Party. Each meeting of the JSC will be convened and co-chaired by the Decision-Making Representative of DESRES and the Decision-Making Representative of Company.

(b) Specific Responsibilities. During the Research Term, the JSC will, and will only have the authority to:

(i) oversee the execution of the Joint Research Plan;

(ii) review the progress of activities under the Joint Research Plan, and approve or decide not to approve any proposed changes thereto;

(iii) work to resolve any disagreement between the Parties with respect to the Joint Research Plan; and

(iv) perform such other functions as appropriate, in each case as agreed to by the Parties, to further the purposes of this Agreement.

(c) Exclusions. Notwithstanding anything to the contrary in this Agreement, the JSC shall have no authority to:

(i) re-categorize any Target;

(ii) change the ownership of any Patents or Know-How;

(iii) negate any consent or approval rights allocated to a Party in this Agreement;

(iv) make a decision that is specified in this Agreement as requiring the agreement of a Party;

(v) require a Party to increase its expenditures of financial, human or other resources;

(vi) amend or modify this Agreement or a Party’s rights or obligations hereunder;

(vii) resolve any Dispute regarding any breach or alleged breach of this Agreement; or

(viii) require a Party to perform any act that would cause, or which such Party reasonably believes could cause, such Party to breach any of its obligations hereunder or violate any Applicable Law.

(d) Meetings.

(i) During the Research Term, the JSC will meet at least [***] per Calendar Quarter. At the end of the Research Term, the JSC will automatically dissolve with no further action required by either Party.

(ii) Either Party may, by providing at least [***] Business Days’ prior notice to the other Party, call a special meeting of the JSC if such notifying Party reasonably believes that a significant matter must be addressed prior to the next scheduled meeting, in which event such notifying Party will work with the Decision-Making Representative of each Party to provide all JSC Representatives, no later than [***] Business Days prior to such special meeting, with an agenda for the meeting and materials reasonably adequate to enable an informed decision on the matters to be considered.

(iii) Except as set forth in Section 3.2(d)(ii) with respect to a special meeting, no later than [***] Business Days prior to any meeting of the JSC, the Alliance Managers will jointly prepare and circulate an agenda for such meeting, in consultation with the Decision-Making Representatives (to the extent the Alliance Managers are not the Decision-Making Representatives); provided, however, that either Party may propose additional topics to be included on such agenda prior to such meeting.

(iv) Each Party’s JSC Representatives shall be given adequate time to assess each matter brought before the JSC at a regular meeting or a special meeting, adjourning such JSC meeting and reconvening on another date if either Party deems it necessary or desirable to do so to get any input such Party wishes or for any other reason. In no event shall either Party be obligated to make a decision on any matter brought before the JSC in the same meeting at which the matter is first discussed.

(v) The JSC may meet in person, by videoconference or by teleconference. Notwithstanding the foregoing, at least [***] per Calendar Year will be in person unless the Parties mutually agree to waive such requirement. In-person JSC meetings will be held at locations mutually agreed upon by DESRES and Company. Each Party will bear the expense of its respective JSC Representatives’ participation in JSC meetings.

(vi) Meetings of the JSC will be effective only if each Party’s Decision-Making Representative is present or participating in such meeting, and each Party shall use reasonable efforts to ensure that its Decision-Making Representative attends each such meeting.

(vii) Each Party’s Decision-Making Representative may invite any employee, Consultant or subcontractor of such Party or of any Subsidiary of such Party to participate in any particular meeting of the JSC.

(viii) The Alliance Managers will be responsible for preparing reasonably detailed written minutes of each JSC meeting that reflect material decisions made and action items identified at such meeting. The Alliance Managers will coordinate with one another to send draft meeting minutes to each JSC Representative for review and approval within [***] Business Days after each JSC meeting. All draft minutes will be deemed approved unless one or more JSC Representatives object to the accuracy of such minutes within [***] Business Days of receipt. Upon any such objection, the JSC Representatives will work together in good faith to promptly revise such minutes until such minutes are approved by the JSC. Minutes will be officially endorsed by the JSC at the next JSC meeting that is not a special meeting of the JSC.

(e) Decision-Making. The JSC shall make decisions by mutual agreement of the Parties, as conveyed by each Party’s Decision-Making Representative. Disputes at the JSC will be handled in accordance with Section 3.3.

3.3 Resolution of JSC Matters.

(a) Within the JSC. Subject to the exception specified below in this Section 3.3(a), if the Decision-Making Representative from Company and the Decision-Making Representative from DESRES are unable to reach agreement on any matter for which the JSC is responsible as set forth in Section 3.2(b) (a “JSC Matter”), within [***] days after a Party affirmatively states that a decision needs to be made on such JSC Matter, either Party may submit such JSC Matter to the Parties’ Alliance Managers in accordance with Section 3.3(b); provided, however, that, if either Party’s Alliance Manager is a JSC Representative, Section 3.3(b) shall not apply and either Party may submit such JSC Matter to the Parties’ Executive Officers in accordance with Section 3.3(c).

(b) Referral to Alliance Managers. If a Party refers a JSC Matter to the Alliance Managers in accordance with Section 3.3(a), each Party’s Decision-Making Representative shall submit in writing the respective position of the Party it represents to the Alliance Managers. The Alliance Managers will use good faith efforts, in compliance with Section 3.3(d), to promptly resolve such JSC Matter, which efforts will include at least [***] in person, by videoconference or by teleconference between the Alliance Managers within [***] days after the submission of such JSC Matter to them. If the Alliance Managers are unable to reach an agreement on any such JSC Matter within [***] days after its submission to them, such JSC Matter will be escalated to the Parties’ Executive Officers.

(c) Referral to Executive Officers. With respect to any JSC Matter not resolved in accordance with Section 3.3(b), each Party’s Alliance Manager shall submit in writing the respective position of the Party it represents to the Executive Officer of such Party; provided, however, that if either Party’s Alliance Manager is a JSC Representative, then each Party’s Decision-Making Representative shall submit in writing the respective position of the Party it represents to the Executive Officer of such Party. The Executive Officers will use good faith efforts, in compliance with Section 3.3(d), to promptly resolve such JSC Matter, which efforts will include at least [***] in person, by videoconference or by teleconference between the Executive Officers within [***] days after the submission of such JSC Matter to them. If the Executive Officers are unable to reach agreement on any such JSC Matter within [***] days after the submission of such JSC Matter to them by the Alliance Managers or by the Decision-Making Representatives, as applicable, then (i) [***], (ii) [***] and (iii) [***].

(d) Good Faith. In conducting themselves on the JSC, and in exercising their rights under this Section 3.3, each Party’s JSC Representatives will consider reasonably and in good faith all input received from the other Party. In exercising any decision-making authority granted to it under Section 3.2 or Section 3.3, each Party will act in good faith.

ARTICLE 4

EXCLUSIVITY; TARGET CLASSIFICATION

4.1 Exclusivity with respect to Category 1 Targets.

(a) During Initial Research Term. During any period within the Initial Research Term while a particular Target is a Category 1 Target, DESRES will not, and will cause its Subsidiaries not to, either alone or in collaboration with any Third Party, research such Category 1 Target (or grant a license under, or a covenant not to sue with respect to, or an option or other instrument functionally equivalent to such a license under or such a covenant with respect to, any intellectual property concerning such Category 1 Target to any Third Party for purposes of enabling such Third Party to research such Category 1 Target) with the aim of Pursuing any Compound designed to Interact with or Bind to such Category 1 Target, other than (i) in the course of conducting DESRES’s activities under the Joint Research Program or (ii) as otherwise permitted under this Agreement (including under Section 4.4 or Section 4.5(b)).

(b) Following Initial Research Term. Following the Initial Research Term, with respect to any Target that was a Category 1 Target as of the end of the Initial Research Term, DESRES will not, and will cause its Subsidiaries not to, either alone or in collaboration with any Third Party, research such Category 1 Target (or grant a license under, or a covenant not to sue with respect to, or an option or other instrument functionally equivalent to such a license under or such a covenant with respect to, any intellectual property concerning such Category 1 Target to any Third Party for purposes of enabling such Third Party to research such Category 1 Target) with the aim of Pursuing any Compound designed to Interact with or Bind to such Category 1 Target, other than as permitted under this Agreement (including under the remainder of this Section 4.1(b) or under Section 4.4 or Section 4.5(b)); provided, however, that, on a Category 1 Target-by-Category 1 Target basis with respect to each such Category 1 Target:

(i) if at any point following the end of the Initial Research Term, Company, all of its Subsidiaries and all applicable Rights-Holding Parties cease to use Commercially Reasonable Efforts to research, develop or commercialize any Category 1 Products against a given Category 1 Target (the date of such cessation with respect to such Category 1 Target, the “Category 1 Target Diligence Expiration Date” with respect to such Category 1 Target), then DESRES and its Subsidiaries will automatically be released from their obligations with respect to such Category 1 Target [***]; and

(ii) if at any point twenty-four months or more following the end of the Initial Research Term, DESRES informs Company in writing that DESRES is electing to forgo any and all future payments from Company with respect to a given Category 1 Target, then, as of the effective date of such notice (the “Category 1 Target Payment Expiration Date” with respect to such Category 1 Target), DESRES and its Subsidiaries will be released from their obligations with respect to such Category 1 Target [***].

For the avoidance of doubt, [***].

4.2 Exclusivity with respect to Category 2 Targets. During the Initial Research Term, with respect to any Target that is then a Category 2 Target, each of DESRES and Company will not, and will cause their respective Subsidiaries not to, either alone or in collaboration with any Third Party, research such Category 2 Target (or grant a license under, or a covenant not to sue with respect to, or an option or other instrument functionally equivalent to such a license under or such a covenant with respect to, any intellectual property concerning such Category 2 Target to any Third Party for purposes of enabling such Third Party to research such Category 2 Target) with the aim of Pursuing any Compound designed to Interact with or Bind to such Category 2 Target, [***].

4.3 No Exclusivity with respect to Certain Targets.

(a) Category 3 Targets. There will be no restrictions on either Party’s activities with respect to a Target that is, as of the relevant time, a Category 3 Target. [***].

(b) Following the Initial Research Term. At and following the end of the Initial Research Term, there will be no restrictions on either Party’s activities with respect to any Target, other than any exclusivity obligations to which DESRES is subject under Section 4.1(b) with respect to Targets that are, as of the end of the Initial Research Term, Category 1 Targets.

4.4 DESRES Permitted Activities. Nothing in this Agreement, including Section 4.1 or Section 4.2, shall prevent DESRES or any of its Subsidiaries from, during or after the Research Term and either alone or with any Third Party,

(a) Generating, improving, enhancing or patenting any DESRES Technology-Related Property (including, by way of example and without limitation, the Anton supercomputer or the Desmond software package);

(b) donating, leasing, selling, or in any other way allowing any Person to use, exploit or commercialize any DESRES Technology-Related Property (including, by way of example and without limitation, the provision of Anton supercomputers to the Pittsburgh Supercomputing Center for use by the research community, the licensing of the Desmond software package through Schrödinger or the distribution of the Desmond software package to academic users directly by DESRES), with no obligation on the part of DESRES to restrict the Targets in connection with which any such Person may use, exploit or commercialize any such DESRES Technology-Related Property;

(c) maintaining, supporting or providing any services with respect to any DESRES Technology-Related Property;

(d) conducting non-commercial scientific research (including research collaborations with academic institutions) regarding (i) the structure, function, dynamics, or other characteristics of any molecule (including proteins, nucleic acids, and small molecules), or (ii) any biological, biochemical, or biophysical process (including conformational changes and protein-protein or protein-ligand interactions), provided that such research does not have the aim of developing, manufacturing or commercializing any Compound designed to Interact with or Bind to a Category 1 Target or Category 2 Target as a potential drug candidate (including for use in any Clinical Trial); or

(e) publishing results in relation to any of Section 4.4(a) through Section 4.4(d).

No activities under this Section 4.4 shall be deemed activities under the Joint Research Program.

4.5 Multiple Target Interactions.

(a) Notwithstanding anything to the contrary in this Agreement, if, in the course of activities conducted by or on behalf of Company (or any of its Subsidiaries or any Rights-Holding Parties) that are aimed at the research of a Category 3 Target, a Compound that Interacts with a Category 3 Target is Generated, identified or discovered by any Company Originator or in-licensed by Company or any of its Subsidiaries or Rights-Holding Parties, neither Company nor any of its Subsidiaries or any Rights-Holding Party shall, by reason of any Interaction such Compound may also have with a Category 2 Target, be prohibited from Pursuing such Compound (or any product containing such Compound) with respect to any Category 3 Target, either alone or with any Third Party.

(b) Notwithstanding anything to the contrary in this Agreement, if, in the course of activities conducted by or on behalf of DESRES (or any of its Subsidiaries) that are aimed at the research of a Category 3 Target, a Compound that Interacts with a Category 3 Target is Generated, identified or discovered by any DESRES Originator or in-licensed by DESRES or any of its Subsidiaries, neither DESRES nor any of its Subsidiaries shall, by reason of any Interaction such Compound may also have with a Category 1 Target or Category 2 Target, be prohibited from Pursuing such Compound (or any product containing such Compound) with respect to any Category 3 Target, either alone or with any Third Party.

No activities aimed at the Generation, identification, discovery or Pursuit of Compounds that Interact with Category 3 Targets shall be deemed activities conducted under the Joint Research Program, even if any such Compound also Interacts with a Category 1 Target or Category 2 Target.

4.6 Initial Classification.

(a) Category 1 Targets. The list of Category 1 Targets as of the Effective Date is set forth on Exhibit A-1. At no time will the number of Category 1 Targets exceed the following limits:

Time Period	Maximum Number of Category 1 Targets
[***]	[	***]
[***]	[	***]
[***]	[	***]

If the Parties agree to extend the Research Term to include any additional Contract Year after the Initial Research Term, the Parties will, as part of such agreement, agree upon a maximum number of Category 1 Targets for such additional Contract Year.

(b) Category 2 Targets. The list of Category 2 Targets as of the Effective Date is set forth on Exhibit A-2.

(c) Total Number of Category 1 Targets and Category 2 Targets. At no time during the Research Term will the sum of the number of Category 1 Targets and the number of Category 2 Targets exceed twenty Targets.

4.7 Re-categorization of Targets. Subject to the limits on the numbers of Category 1 Targets and Category 2 Targets as set forth in Section 4.6, Targets may be re-categorized from time to time during the Research Term as follows:

(a) From Category 1 to Category 2. Category 1 Targets may be re-categorized as Category 2 Targets either by: (i) mutual agreement of the Parties; or (ii) Company, after consultation with DESRES and by providing notice to DESRES, provided that the applicable Target has been a Category 1 Target for at least [***] months.

(b) From Category 1 to Category 3. Category 1 Targets may be re-categorized as Category 3 Targets either by: (i) mutual agreement of the Parties; or (ii) Company, after consultation with DESRES and by providing notice to DESRES, provided that the applicable Target has been a Category 1 Target for at least [***] months.

(c) From Category 2 to Category 1. Company may propose to re-categorize up to [***] Category 2 Targets as Category 1 Targets per Contract Year during the Initial Research Term by providing notice to DESRES; provided, however, that (i) [***], and (ii) [***].

(d) From Category 2 to Category 3. Each of DESRES and Company may propose to re-categorize up to [***] Category 2 Targets as Category 3 Targets per Contract Year during the Initial Research Term by providing notice to the other Party; provided, however, that (i) [***], and (ii) [***]. In addition, at the end of the Initial Research Term [***].

(e) From Category 3 to Category 1 or Category 2. Category 3 Targets may be re-categorized as Category 1 Targets or Category 2 Targets only [***].

[***]. If a Party has vetoed a given proposed re-categorization of a Target, and the other Party proposes the same re-categorization of the same Target at any time thereafter, the vetoing Party may again veto such later proposed re-categorization without it counting against that Party’s number of vetoes.

Exhibit A-1 or Exhibit A-2, as applicable, shall be deemed amended as needed to reflect the then-current categorization of Targets.

4.8 Obligations following Re-Categorization. After re-categorization, (a) a Target is subject to the exclusivity obligations, if any, associated with the new category to which it has been moved, rather than the exclusivity obligations, if any, associated with the Target’s former category, and (b) any Category 1 Target that is re-categorized as a Category 2 Target or a Category 3 Target will remain a Category 1 Target with respect to the payment obligations to DESRES under this Agreement, including for purposes of (i) ARTICLE 5, (ii) the related reporting obligations in ARTICLE 6 and (iii) to the extent necessary to interpret ARTICLE 5 or ARTICLE 6 in such manner, the related definitions in the Agreement, including the definitions of Agreement Term, Category 1 Compound, Category 1 Product and Rights-Holding Party.

ARTICLE 5

RESEARCH SUPPORT, MILESTONES, ROYALTIES AND PAYMENT TERMS

5.1 Annual Collaboration Fee. Company will pay to DESRES U.S. $1,000,000.00 on each of the following dates:

(a) the first anniversary of the Effective Date;

(b) the second anniversary of the Effective Date; and

(c) the third anniversary of the Effective Date.

If the Parties agree to extend the Research Term to include any additional Contract Year after the Initial Research Term, the Parties will, as part of such agreement, agree upon an Annual Collaboration Fee for such additional Contract Year.

Each such payment is referred to herein as the “Annual Collaboration Fee”. The Annual Collaboration Fee is partial consideration for DESRES’s execution of this Agreement and has not been determined by reference to any particular contribution to be made, or amount of effort to be expended, by DESRES in the Joint Research Program and may not fully compensate DESRES with respect to DESRES’s activities under the Joint Research Program. The Annual Collaboration Fee is not intended to imply a minimum or maximum amount of effort to be expended by DESRES in the Joint Research Program or any assurance of any particular results.

5.2 Royalties.

(a) Running Royalties. During the applicable Royalty Term, subject to Section 5.2(b), Company will pay to DESRES non-refundable, non-creditable royalties on the amount of aggregate worldwide Net Sales of each Category 1 Product in each Calendar Year, as calculated by multiplying the applicable royalty rates set forth below by the corresponding amount of Net Sales of such Category 1 Product in such Calendar Year.

Annual Net Sales in the Territory (Per Category 1 Product)	Royalty Rate
[***]	[***]
[***]	[***]
[***]	[***]

By way of example, and without limitation, if the aggregate Net Sales of a Category 1 Product in the Territory in a particular Calendar Year is [***], the amount of royalties payable under this Section 5.2 will be as follows: [***].

Running royalties will be payable for each Reporting Period and will be due to DESRES within [***] days after the end of each Reporting Period.

(b) Royalty Stacking.

(i) If Company acquires rights to use any library of chemical compounds (each, a “Library”) from a Third Party other than a Rights-Holding Party (each, a “Chemistry Library Source”) and materially uses such Library in connection with a particular Category 1 Target, then, on a Library-by-Library basis:

(A) [***]; and

(B) subject to the floor set forth in Section 5.2(b)(v), with respect to each Category 1 Target with which Company materially uses such Library,

(1)

Company may reduce the amounts payable to DESRES in a particular Reporting Period pursuant to Section 5.2(a) with respect to Net Sales in a particular country with respect to a particular Category 1 Product that Interacts with such Category 1 Target, by up to [***]; and

(2)	[***].

(ii) Except as set forth in Section 5.2(b)(i), amounts paid to acquire rights to the extent in connection with research or development activities with respect to any Target, Compound or product [***].

(iii) On a Category 1 Product-by-Category 1 Product basis, if (A) a Rights-Holding Party sells such Category 1 Product in a country in a particular Reporting Period, but neither Company nor any of its Subsidiaries sells such Category 1 Product in such country in such Reporting Period, and (B) Company acquired one or more licenses under a Stackable Patent from a Third Party other than a Rights-Holding Party in order to enable such sale (or manufacture for sale) of such Category 1 Product in such country without infringing such licensed Stackable Patent(s) (but excluding any licenses to the extent in connection with research or development of such Category 1 Product or the relevant Category 1 Compound or Category 1 Target), then, subject to the floor set forth in Section 5.2(b)(v), Company may reduce the amounts payable by Company to DESRES pursuant to Section 5.2(a) with respect to such Category 1 Product in such country with respect to such Reporting Period by up to [***]. “Stackable Patent” means an issued patent that (A) as of the relevant time contains a Valid Claim that would be infringed by the sale or manufacture (as applicable) of the relevant Category 1 Product in such country, or (B) has expired in the ordinary course, if (1) such expired patent had contained a Valid Claim that would have been infringed by the sale or manufacture (as applicable) of the relevant Category 1 Product in such country up to the date of such expiration, (2) such patent expiration occurred within sixty months before Company was obligated to pay the relevant Freedom to Operate Payment to the relevant Third Party licensor and (3) the terms of the royalties payable to such Third Party licensor with respect to such patent require such post-expiration payment for such license.

(iv) If any royalties payable by any Rights-Holding Party to Company with respect to Net Sales in a given country in a given Calendar Quarter of a particular Category 1 Product are reduced by [***].

(v) The reductions allowed pursuant to Section 5.2(b)(i), Section 5.2(b)(iii) and Section 5.2(b)(iv), collectively, will not at any time reduce the amounts payable to DESRES pursuant to Section 5.2(a), on a Category 1 Product-by-Category 1 Product basis, with respect to any Category 1 Product in any country, below the corresponding absolute floor set forth in the following table:

Royalty Rate under Section 5.2(a)	Absolute Floor
Royalty Rate
[***]	[	***]
[***]	[	***]
[***]	[	***]

Any amounts that are not used to reduce royalty payments to DESRES because of the absolute royalty floors set forth in this Section 5.2(b)(v) will [***].

(vi) At least [***] days prior to making any reduction under this Section 5.2(b) or to changing the amount of any reduction made by Company under this Section 5.2(b), Company will provide DESRES with documentation to substantiate the basis for such reduction or such change.

5.3 Development Milestones. Subject to Section 5.5(d) and the remainder of this Section 5.3, Company will pay to DESRES the applicable milestone payment listed in the table below for each Category 1 Target or Category 1 Product, as applicable, after achievement of each milestone event by or on behalf of Company, any of its Subsidiaries or any Rights-Holding Party. Prior to receipt of the first Regulatory Approval in any country for a Category 1 Product that Interacts with a particular Category 1 Target, the applicable milestone payment will be due on a Category 1 Target-by-Category 1 Target basis and each such milestone payment will be payable only once per Category 1 Target. From and after receipt of the first Regulatory Approval in any country for a Category 1 Product that Interacts with a particular Category 1 Target, the applicable milestone payment will be due on a Category 1 Product-by-Category 1 Product basis (and, if applicable, will be payable more than once per Category 1 Target). Company will provide DESRES with notice and the applicable milestone payment within [***] days after the achievement of each milestone event.

Development Milestone Event	Milestone Payment (U.S.$)
[***]	[	***]
[***]	[	***]
[***]	[	***]
[***]	[	***]
[***]	[	***]
[***]	[	***]

If, with respect to a particular Category 1 Target or Category 1 Product, as applicable, a particular milestone event described above is achieved before one or more prior-listed milestone events have been achieved, [***]. By way of example, and without limitation, if, [***].

5.4 Sales Milestones. Subject to Section 5.5(d) and the remainder of this Section 5.4, Company will pay to DESRES the applicable milestone payment listed in the table below for each Category 1 Product after achievement of each milestone event set forth below. Each milestone payment will be due on a Category 1 Product-by-Category 1 Product basis (and if applicable, will be payable more than once per Category 1 Target).

Sales Milestone Event	Milestone Payment (U.S.$)
[***]	$1,000,000
[***]	$5,000,000
[***]	$10,000,000
[***]	$20,000,000

By way of example, and without limitation, if the aggregate annual Net Sales of a given Category 1 Product in the Territory reaches [***] in a Calendar Year and no other sales milestone events in this Section 5.4 have been achieved with respect to such Category 1 Product in a previous Calendar Year, the total sales milestone payments that will then become payable under this Section 5.4 with respect to such Category 1 Product will be as follows: [***].

5.5 Non-Royalty Income.

(a) Subject to the remainder of this Section 5.5, if Company or any of its Subsidiaries enters into a Burdened Transaction in which Non-Royalty Income is received by or on behalf of Company or any of its Subsidiaries in connection with any Category 1 Target, Category 1 Compound or Category 1 Product, Company shall pay to DESRES the following percentage of such Non-Royalty Income as follows:

[***]

To the extent that Company enters into a Burdened Transaction that is not in connection with a given Target that is then, or formerly was, a Category 1 Target, but is in connection with a Category 1 Compound or Category 1 Product, the percentage of Non-Royalty Income payable to DESRES shall be determined based on [***].

(b) If a Burdened Transaction relates to more than one Target (regardless of whether such multiple Targets are all Category 1 Targets and/or a mix of Category 1 Targets and non-Category 1 Targets, each as applicable), any consideration received by or on behalf of Company or any of its Subsidiaries in connection with such Burdened Transaction will be reasonably allocated across all applicable Targets and payments will be made at the applicable percentage levels specified above for each Category 1 Target as applicable. Company will provide DESRES with documentation to substantiate the basis for such allocation.

(c) For the avoidance of doubt, in the event a given Burdened Transaction takes the form of an option (by way of example, and without limitation, an option to license rights with respect to a Category 1 Product), the payments to DESRES with respect to such Burdened Transaction will be computed by [***] (i) [***] (ii) [***].

(d) With respect to any milestone payment received by or on behalf of Company or any of its Subsidiaries pursuant to a Burdened Transaction that is for a milestone event for which Company is required to make a milestone payment to DESRES pursuant to Section 5.3 or Section 5.4, DESRES will receive the greater of (i) [***], or (ii) [***].

(e) Company will, within [***] days after entering into a Burdened Transaction agreement with respect to which any portion of Non-Royalty Income is or may be payable to DESRES, provide DESRES with a copy of such agreement (which copy may be redacted to remove any provisions which are not necessary for DESRES to monitor compliance with this Agreement).

5.6 Method of Payment. All payments to DESRES under this Agreement will be made payable to “D. E. Shaw Research, LLC” (as may be changed by DESRES from time to time by providing notice to Company) and (a) sent to the address identified in or changed in accordance with Section 17.1 or (b) at DESRES’s request, transmitted by wire transfer to an account designated by DESRES in a notice to Company from time to time.

5.7 Payments in U.S. Dollars. All payments due under this Agreement will be payable in United States dollars. With respect to calculations of royalties, Net Sales and Non-Royalty Income, conversion of foreign currency to U.S. dollars will be made at the conversion rate existing in the United States (as reported in The Wall Street Journal) on the average of the last [***] Business Days of the applicable Reporting Period.

5.8 Late Payments. Any payments by Company that are not paid on or before the date such payments are due under this Agreement will bear interest at the lesser of (a) four percentage points above the Prime Rate of interest as reported in The Wall Street Journal on the date payment is due or (b) the highest rate permitted by Applicable Law.

5.9 Withholdings.

(a) Company may withhold from payments due to DESRES amounts for payment of any withholding tax that is required by Applicable Law to be paid to any taxing authority with respect to such payments. Company will provide DESRES all relevant documents and correspondence, and will also provide to DESRES any other cooperation or assistance on a reasonable basis, as may be necessary to enable DESRES to claim any available reductions in, or exemptions from, such withholding taxes and to receive a refund of such withholding tax or claim a foreign tax credit. Company will give proper evidence, from time to time or on request of DESRES, as to the payment of any such tax. The Parties will cooperate with each other in seeking relevant benefits under any double taxation or other similar treaty or agreement from time to time in force. Such cooperation may include Company making payments from a single source in the U.S., where possible.

(b) Apart from any such permitted withholding and those deductions expressly included in the definition of Net Sales, the amounts payable hereunder will not be reduced on account of any taxes, charges, duties or other levies.

(c) Notwithstanding Section 5.9(a) or Section 5.9(b), if Company is obligated to withhold any withholding tax from any payment due to DESRES because (i) this Agreement has been transferred or assigned by Company, (ii) any rights with respect to a Category 1 Compound, Category 1 Product or Category 1 Target have been licensed or sublicensed by Company, or (iii) a Person other than one of the original parties to this Agreement will make the relevant payment, then the sum payable by Company (in respect of which such tax is required to be withheld) shall be increased to the extent necessary to ensure that DESRES receives a sum equal to the sum which it would have received if no such transfer, assignment, license, sublicense or payor substitution had occurred.

5.10 Payment Acknowledgment.

(a) Company acknowledges that the payments under this Agreement (i) are reasonable and appropriate and have been negotiated in good faith and on an arm’s-length basis to reflect various forms of value that may be obtained by Company from entering into this Agreement with DESRES, including the exclusivity obtained from DESRES during the relevant Exclusivity Period and such insights as may be provided by DESRES to Company with respect to the structure or function of any Target that then is, or formerly was, a Category 1 Target or of any Compound that Interacts with any such Target, which insights have the potential to aid Company, or any of its Subsidiaries or any Rights-Holding Party, in Generating, identifying, discovering or Pursuing Category 1 Compounds, and (ii) do not, to any material extent, represent consideration for the assignment of, or granting of any license under, any Patents or Know-How hereunder.

(b) Subject to Section 1.7 and Section 4.1(b)(ii), Company acknowledges that it is required to make the payments under this ARTICLE 5 with respect to any Target that then is, or formerly was, a Category 1 Target, and any Compound that Interacts with any such Target, and any product containing any such Compound, whether or not (i) the activities conducted by or on behalf of Company, any of its Subsidiaries or any Rights-Holding Party with respect to any such Target, Compound or product occur before, during or after the Research Term, (ii) any research into any such Target by Company, any of its Subsidiaries or any Rights-Holding Party is conducted using, or is enhanced in any way by, the insights provided, or any Know-How or Patents assigned or licensed, to Company by DESRES, or (iii) any Generation, identification, discovery or Pursuit of any such Compound or product by Company, any of its Subsidiaries or any Rights-Holding Party is conducted using, or enhanced in any way by, the insights provided, or any Know-How or Patents assigned or licensed, to Company by DESRES.

(c) Subject to Section 1.7 and Section 4.1(b)(ii), Company hereby waives any right to claim that it is not obligated to make a payment under this ARTICLE 5 with respect to any Target that then is, or formerly was, a Category 1 Target, or any Compound that Interacts with any such Target, or any product containing any such Compound, on the grounds that (i) any research into any such Target by Company, any of its Subsidiaries or any Rights-Holding Party was not conducted using, or was not enhanced by, the insights provided, or any Know-How or Patents assigned or licensed, to Company by DESRES, or (ii) any Generation, identification, discovery or Pursuit of any such Compound or product by Company, any of its Subsidiaries or any Rights-Holding Party was not conducted using, or was not enhanced by, the insights provided, or any Know-How or Patents assigned or licensed, to Company by DESRES.

ARTICLE 6

DEVELOPMENT AND COMMERCIALIZATION; REPORTS AND RECORDS

6.1 General. Subject to the terms and conditions of this Agreement, as between the Parties, Company, by itself or with any of its Subsidiaries or any Rights-Holding Party, will have the sole right, but not the obligation, at its sole expense, to research, develop, manufacture and commercialize Company Drug IP, as it or they may determine in its or their sole discretion.

6.2 Frequency of Reports.

(a) Development. With respect to each Category 1 Target, Company will certify to DESRES in a report within [***] days after the end of each Calendar Year that Company (or any of its Subsidiaries or any applicable Rights-Holding Party) used Commercially Reasonable Efforts to research, develop or commercialize a Category 1 Product or Category 1 Products against such Target during the immediately preceding Calendar Year. DESRES may make reasonable requests for additional information and updates only to the extent necessary for DESRES to determine whether a Category 1 Target Diligence Expiration Date has occurred, and Company shall promptly provide such information and updates.

(b) Upon First Commercial Sale of a Given Category 1 Product in a Given Country. Within [***] days after the First Commercial Sale of a Category 1 Product in a country, Company will report to DESRES the date of such First Commercial Sale of the relevant Category 1 Product in the relevant country.

(c) After First Commercial Sale of a Given Category 1 Product. Company will deliver reports summarizing sales of each Category 1 Product, on a Category 1 Product-by-Category 1 Product and country-by-country basis, to DESRES within [***] days after the end of each Reporting Period, containing information concerning the immediately preceding Reporting Period, as further described in Section 6.3.

(d) Non-Royalty Income. Company will deliver reports to DESRES, within [***] days after the end of each Reporting Period, containing information relating to Non-Royalty Income received by or on behalf of Company or any of its Subsidiaries during the immediately preceding Reporting Period, as further described in Section 6.4.

6.3 Content of Royalty Reports and Payments. Each report delivered by Company to DESRES pursuant to Section 6.2(c) will contain at least the following information for the immediately preceding Reporting Period:

(a) the identity of each Category 1 Target with which each Category 1 Compound in each Category 1 Product Interacts;

(b) the number of units of each such Category 1 Product sold by Company, any of its Subsidiaries or any Rights-Holding Party, on a Category 1 Product-by-Category 1 Product and country-by-country basis;

(c) Gross Sales in the local currency and the U.S. dollar equivalent, on a Category 1 Product-by-Category 1 Product and country-by-country basis;

(d) the calculation of any deductions with respect to Gross Sales in accordance with Section 1.53, in the local currency and the U.S. dollar equivalent, on a Category 1 Product-by-Category 1 Product and country-by-country basis;

(e) Net Sales in the local currency and the U.S. dollar equivalent, on a Category 1 Product-by-Category 1 Product and country-by-country basis;

(f) any reductions in accordance with Section 5.2(b) in royalties payable to DESRES;

(g) the exchange rates used for currency conversion, on a country-by-country basis;

(h) the total royalties payable to DESRES, in U.S. dollars, on Net Sales in the Territory; and

(i) any sales milestones payable to DESRES.

If no amounts are due to DESRES for a given Reporting Period, the applicable report will so state.

No later than the date a given report is due, Company shall pay the relevant royalties, and any relevant sales milestones, to DESRES.

6.4 Content of Non-Royalty Income Reports and Payments. Each report delivered by Company to DESRES pursuant to Section 6.2(d) will contain at least the following information for the immediately preceding Reporting Period, with respect to each Burdened Transaction with respect to which a portion of Non-Royalty Income is payable to DESRES:

(a) the agreement name and date of execution of the applicable Burdened Transaction and the names of the counterparty(ies) thereto;

(b) the consideration Company received in respect of such Burdened Transaction with respect to each Category 1 Compound, Category 1 Product, Category 1 Target or other Compound, product or Target included in such Burdened Transaction, and Company’s basis for allocating Non-Royalty Income among such Compounds, products and Targets, in accordance with Section 5.5(b);

(c) the total amount of consideration received by or on behalf of Company or any of its Subsidiaries in such Reporting Period in respect of such Burdened Transaction;

(d) the calculation of any exclusions with respect thereto in accordance with Section 1.56, in the local currency and the U.S. dollar equivalent;

(e) the percentage of Non-Royalty Income payable to DESRES in accordance with Section 5.5(a);

(f) any adjustment to milestone payments to DESRES in accordance with Section 5.5(d);

(g) the exchange rates used for currency conversion, on a country-by-country basis; and

(h) the amount of Non-Royalty Income due to DESRES.

If no amounts are due to DESRES for a given Reporting Period, the applicable report will so state.

No later than the date a given report is due, Company shall pay the relevant portion of Non-Royalty Income to DESRES.

6.5 Records. Company will maintain, and will cause its Subsidiaries and the Rights-Holding Parties to maintain, complete and accurate records relating to amounts payable to DESRES in relation to this Agreement. The relevant entity will retain such records for at least [***] years following the end of the Calendar Year to which they pertain, during which time a certified, independent public accountant selected by [***] will have the right, at [***] expense (except as set forth below), subject to entering into a confidentiality agreement with [***] that is reasonably acceptable to [***], to inspect and audit such records during normal business hours to verify any reports and payments made or compliance in other respects under this Agreement. [***]. Company shall remit any amounts due to DESRES under this Section 6.5 (including any underpayment, any interest owed on such underpayment in accordance with Section 5.8, and, if applicable, the out-of-pocket cost of a given audit) within [***] days after receiving notice thereof from DESRES.

ARTICLE 7

INTELLECTUAL PROPERTY

7.1 Disposition of Company Drug IP. As between the Parties, Company will solely own any Company Drug IP and any Company Drug IP Patents. DESRES, for itself and on behalf of its Subsidiaries, hereby assigns (and to the extent such assignment can only be made in the future hereby agrees to assign) to Company any rights that DESRES or any of its Subsidiaries have in any Company Drug IP and in any Company Drug IP Patents. DESRES will not, and will cause its Subsidiaries not to, either alone or in collaboration with any Third Party, use or practice any Company Drug IP or any Company Drug IP Patents; provided, however, that (a) DESRES and any of its Subsidiaries may use or practice any Company Drug IP or any Company Drug IP Patents as necessary for DESRES or such Subsidiary to carry out activities under the Joint Research Program, and (b) as set forth in Section 7.4(c), DESRES and any of its Subsidiaries retain any Patent rights that a Third Party would have under Applicable Law, including under any statutory safe harbor.

7.2 Disposition of DESRES Technology-Related Property. As between the Parties, DESRES will solely own any DESRES Technology-Related Property and any DESRES Technology-Related Property Patents. Company, for itself and on behalf of its Subsidiaries, hereby assigns (and to the extent such assignment can only be made in the future hereby agrees to assign) to DESRES any rights that Company or any of its Subsidiaries have in any DESRES Technology-Related Property and in any DESRES Technology-Related Property Patents. Company will not, and will cause its Subsidiaries not to, either alone or in collaboration with any Third Party, use or practice any DESRES Technology-Related Property or any DESRES Technology-Related Property Patents; provided, however, that (a) Company and its Subsidiaries may use any DESRES software package as and to the extent the general public may, and (b) as set forth in Section 7.4(c), Company and any of its Subsidiaries retain any Patent rights that a Third Party would have under Applicable Law, including under any statutory safe harbor.

7.3 Disposition of Other Intellectual Property.

(a) As between the Parties, except as otherwise provided in Section 7.1 and Section 7.2, any Know-How will be owned by the Party or Parties whose Originators Generated such Know-How.

(b) Each Party, on behalf of itself and its Subsidiaries, hereby grants to the other Party, to the extent the granting Party is able to do so without violating the rights of any Third Party, a perpetual, irrevocable, non-exclusive license in the Territory, with the right to sublicense through multiple tiers, under any interest the granting Party or any of its Subsidiaries may have in any Shared Know-How, in any Patents covering Shared Know-How, and in any other intellectual property rights in Shared Know-How, to make, use, sell, offer to sell, import or otherwise exploit any such Shared Know-How. Subject to any applicable exclusivity obligations under ARTICLE 4 and to the exclusions to Patent licenses as set forth in Section 7.3(c), neither Company nor DESRES, nor any of their respective Subsidiaries, shall be restricted in any manner by the other Party or by any of such other Party’s Subsidiaries from using or disclosing for any purpose any Shared Know-How.

(c) Notwithstanding Section 7.3(b),

(i) Company does not grant DESRES any licenses to Company’s solely owned, or jointly owned with one or more Subsidiaries or Third Parties, patented (A) composition of matter of a Compound, (B) method of use of a Compound or (C) method of manufacture of a Compound, and

(ii) subject to DESRES’s obligation as set forth in Section 7.1 to assign to Company any rights that DESRES or any of its Subsidiaries have in any Company Drug IP and in any Company Drug IP Patents, DESRES does not grant Company any licenses to DESRES’s solely owned, or jointly owned with one or more Subsidiaries or Third Parties, patented (A) composition of matter of a Compound, (B) method of use of a Compound or (C) method of manufacture of a Compound.

For the avoidance of doubt, nothing in this Section 7.3(c) overrides any exclusive licenses granted in Section 9.3(d).

7.4 Reservation of Rights.

(a) Except for those rights and licenses expressly set forth in this Agreement, nothing in this Agreement will be construed to confer (by implication, estoppel or otherwise) any rights as to any Know-How, Patents or other intellectual property rights owned or in-licensed by one Party or by any of such Party’s Subsidiaries to the other Party or to any of such other Party’s Subsidiaries.

(b) The licenses granted under this Agreement by a Party under Section 7.3(b) and Section 9.3(d), on behalf of itself or any of its Subsidiaries, to the other Party, or to any of such other Party’s Subsidiaries, under any Know-How, Patents or other intellectual property rights, are fully paid-up and royalty-free; provided, however, that this Section 7.4(b) shall not be interpreted as relieving Company of any of its payment obligations set forth in ARTICLE 5.

(c) Notwithstanding anything to the contrary in this Agreement, each Party and its Subsidiaries retain any Patent rights that a Third Party would have under Applicable Law, including under any statutory safe harbor.

7.5 CREATE Act. Notwithstanding anything to the contrary in this Agreement, each Party will have the right to invoke the Cooperative Research and Technology Enhancement Act of 2004, 35 U.S.C. § 103(c)(2)–(c)(3) (the “CREATE Act”) when exercising its rights under this Agreement, but only with the prior written consent of the other Party, which may be granted or withheld in such other Party’s sole discretion. Following the granting of such consent, a Party that intends to invoke the CREATE Act will notify the other Party and such other Party will reasonably cooperate and coordinate its activities with the invoking Party with respect to any filings or other activities in support thereof. The Parties acknowledge and agree that this Agreement is a “joint research agreement” as defined in the CREATE Act.

7.6 Personnel Matters. Each Party shall, and shall cause its Subsidiaries to, bind any individual who is an employee or Consultant of such Party or Subsidiary (as applicable) by written intellectual property assignment obligations to such Party or Subsidiary (as applicable), to the extent such individual may Generate, or share with the other Party, any Know-How that is subject to a license under this Agreement, under the terms of which assignment obligations such individual (a) is required to promptly report to such Party or Subsidiary, as applicable, any Know-How Generated by such individual in the course of rendering services to such Party or Subsidiary (as applicable) that could reasonably be expected to be of interest to such Party or Subsidiary (as applicable); (b) presently assigns (and, to the extent such assignment can only be made in the future, agrees to assign), to such Party or Subsidiary, as applicable, for whom such individual works as an employee or Consultant, all of his or her right, title and interest in and to any such Know-How, and any Patent to the extent claiming such Know-How; (c) is required to reasonably cooperate in the preparation, filing, prosecution, maintenance and enforcement of any such Patent; and (d) is required to perform all reasonable acts and to sign, execute, acknowledge and deliver all reasonable documents required for effecting such individual’s obligations for the purposes of this Section 7.6. Such intellectual property assignment agreement need not reference or be specific to this Agreement.

ARTICLE 8

[INTENTIONALLY LEFT BLANK]

ARTICLE 9

PATENT PROSECUTION AND ENFORCEMENT

9.1 Preparation, Filing, Prosecution and Maintenance of Jointly Owned Patents.

(a) Either Party may from time to time propose in writing to the other Party that a Jointly Owned Patent be prepared and filed. As between the Parties, [***] will have the first right, but not the obligation, to be the Prosecuting Party and thus to prepare, file, prosecute and maintain Jointly Owned Patents throughout the world. Except as provided elsewhere in this Section 9.1, [***] shall bear [***] of the Out-Of-Pocket expenses incurred by the Parties with respect to the filing, prosecution or maintenance of each Jointly Owned Patent. .[***]

(b) The provisions of this Section 9.1(b) shall apply insofar as Company is the Prosecuting Party with respect to a given Jointly Owned Patent. Company shall keep DESRES reasonably informed of the status of the preparation, filing, prosecution and maintenance of each such Jointly Owned Patent, and will promptly provide DESRES with material correspondence received from any patent authorities in connection therewith. In addition, Company will provide DESRES with drafts of each proposed filing and correspondence with any patent authority with respect to any Jointly Owned Patent for DESRES’s review and comment at least [***] Business Days in advance of the due date for such filing or correspondence, or any other due date that requires action in order to avoid loss of rights with respect to such Jointly Owned Patent, and Company may not, without DESRES’s consent, submit such filing or correspondence earlier than [***] Business Days after so providing such filing or correspondence to DESRES. Company will confer with DESRES and take into consideration DESRES’s comments prior to submitting each such filing or correspondence, as long as DESRES provides such comments within [***] Business Days after receiving the applicable draft filing or correspondence from Company. If DESRES does not provide comments within such period of time, then DESRES will be deemed to have no comments on such proposed filing or correspondence. In case of a disagreement between the Parties with respect to the preparation, filing, prosecution or maintenance of any Jointly Owned Patent with respect to which Company is the Prosecuting Party, the final decision will be made by [***] in good faith.

(c) At any time, a Party may terminate its rights and obligations under this Section 9.1 with respect to any Jointly Owned Patent in any country by providing the other Party with notice thereof and assigning its rights in such Jointly Owned Patent in such country to the other Party, whereupon such Patent shall no longer be considered a Jointly Owned Patent in such country for purposes of this Agreement.

(d) Company (if it is then the Prosecuting Party with respect to a Jointly Owned Patent) will notify DESRES of any decision (i) not to prepare or file a Patent proposed by either Party in accordance with Section 9.1(a), (ii) to cease prosecution or maintenance of any Jointly Owned Patent in any country or (iii) to let any Jointly Owned Patent lapse in any country, in each case (ii) and (iii), without an active continuation, continuation-in-part or divisional of such Jointly Owned Patent on file in such country. Company shall provide such notice at least [***] days prior to any filing or payment due date, or any other due date that requires action in order to avoid loss of rights, in connection with such Jointly Owned Patent or, with respect to Section 9.1(d)(i), in the absence of such a due date, within [***] days after the date such proposal is made. Upon [***] providing, or failing to provide within the applicable timeframe, such notice, [***] will have the right, at [***] discretion, to become the Prosecuting Party and thus to continue prosecution or maintenance of such Jointly Owned Patent in such country, or to prepare and file an application to secure or preserve rights in such country.

(e) The provisions of this Section 9.1(e) shall apply insofar as DESRES is the Prosecuting Party with respect to a given Jointly Owned Patent. DESRES shall keep Company reasonably informed of the status of the preparation, filing, prosecution and maintenance of each such Jointly Owned Patent, and will promptly provide Company with material correspondence received from any patent authorities in connection therewith. In addition, DESRES will provide Company with drafts of each proposed filing and correspondence to any patent authority with respect to any Jointly Owned Patent for Company’s review and comment at least [***] Business Days in advance of the due date for such filing or correspondence, or any other due date that requires action in order to avoid loss of rights with respect to such Jointly Owned Patent, and DESRES may not, without Company’s consent, submit such filing or correspondence earlier than [***] Business Days after so providing such filing or correspondence to Company. DESRES will confer with Company and take into consideration Company’s comments prior to submitting each such filing or correspondence, as long as Company provides such comments within [***] Business Days after receiving the applicable draft filing or correspondence from DESRES. If Company does not provide comments within such period of time, then Company will be deemed to have no comments on such proposed filing or correspondence. In case of a disagreement between the Parties with respect to the preparation, filing, prosecution or maintenance of any Jointly Owned Patent with respect to which DESRES is the Prosecuting Party, the final decision will be made by [***] in good faith.

(f) The Prosecuting Party of a given Jointly Owned Patent shall have the right, with respect to such Patent, to (i) elect and file for patent term restoration, patent term extension, supplemental protection certificate or any of their equivalents, (ii) determine whether to seek a unified patent in the participating European Union member states and have such patent validated in the contracting states of the European Patent Organization that are not European Union member states, to seek a classical European patent that is subsequently validated in one or more contracting member states of the European Union, or to seek national patents in each country in the European Union, or (iii) determine whether to file a regional patent in Eurasia, the African Intellectual Property Organization (OARI), the African Regional Intellectual Property Office (AIRPO), and the Gulf Cooperation Council (GCC), but, in each case, (i), (ii) and (iii), the Prosecuting Party shall reasonably consider any suggestions of the Non-Prosecuting Party with respect to each such determination.

(g) The Prosecuting Party shall have the first right to defend against any Patent Contest with respect to an applicable Jointly Owned Patent, other than as brought in a counterclaim to a Product Infringement case (with respect to which Section 9.5 shall apply). The Prosecuting Party shall provide the Non-Prosecuting Party prompt notice of any such Patent Contest and shall provide the Non-Prosecuting Party with the reasonable opportunity to substantively comment on such Patent Contest. Except as provided below, [***] shall bear [***] of the Out-Of-Pocket expenses incurred by the Parties with respect to any such Patent Contest.

(h) Prosecution and maintenance of any Jointly Owned Patent or defense of any Patent Contest in respect of a Jointly Owned Patent shall be through patent counsel agreed to by the Parties.

9.2 Transfer of Jointly Owned Patents. Each Party may assign or otherwise transfer its interest in any Jointly Owned Patent (in any country or jurisdiction); provided, however, that such Patent shall remain subject to any rights or licenses granted to the other Party under ARTICLE 7 and under this ARTICLE 9. At the reasonable written request of a Party, the other Party will, in writing, grant such consents, or confirm that no accounting or consent is required, to effect any such assignment or transfer regarding such Jointly Owned Patents.

9.3 Patents on Solely Owned Know-How.

(a) Company shall have the right to prepare, file, prosecute and maintain Patents throughout the world on any Know-How solely owned by Company or any of its Subsidiaries, including Company Drug IP.

(b) DESRES shall have the right to prepare, file, prosecute and maintain Patents throughout the world on any Know-How solely owned by DESRES or any of its Subsidiaries, including DESRES Technology-Related Property.

(c) DESRES shall, and shall cause its Subsidiaries to, use reasonable efforts (i) not to claim in any Patent any Know-How jointly owned by Company or any of its Subsidiaries and by DESRES or any of its Subsidiaries without first providing Company with the opportunity to file a Patent on such Know-How as set forth in Section 9.1 and (ii) not to claim in any Patent any Company Drug IP or any other Know-How solely owned by Company or any of its Subsidiaries. Company shall, and shall cause its Subsidiaries to, use reasonable efforts not to claim in any Patent any DESRES Technology-Related Property or any other Know-How solely owned by DESRES or any of its Subsidiaries. As long as a Party has used reasonable efforts in accordance with this Section 9.3(c) with respect to filing a Patent, such Party shall not be deemed, by reason of filing such Patent, to have breached Section 9.1. If, following filing, such Patent is determined to be a Jointly Owned Patent, the prosecution and maintenance of such Patent shall thereafter be in accordance with Section 9.1.

(d) Each Party, on behalf of itself and its Subsidiaries, hereby grants to the other Party and its Subsidiaries a perpetual, irrevocable, exclusive (even as to the granting Party and its Subsidiaries) license in the Territory, with the right to sublicense through multiple tiers, under the interest of the granting Party or any of its Subsidiaries in any Patent solely or jointly owned by such granting Party or any of its Subsidiaries, which Patent claims Know-How solely owned by the other Party, to make, use, sell, offer to sell, import and otherwise exploit (i) any Know-How solely owned by such other Party under Section 7.1 or Section 7.2, and (ii) any Shared Know-How solely owned by such other Party or any of its Subsidiaries (and not owned by such granting Party or any of its Subsidiaries); provided, however, that the exclusive licenses granted under this Section 9.3(d) are subject to the non-exclusive licenses granted under Section 7.3(b).

9.4 Cooperation. DESRES will provide Company, at Company’s request and expense, commercially reasonable assistance and cooperation in Company’s patent prosecution, maintenance and defense efforts with respect to Patents claiming Company Drug IP, including providing any necessary powers of attorney and executing any other required documents or instruments for such prosecution, maintenance or defense. Company will provide DESRES, at DESRES’s request and expense, commercially reasonable assistance and cooperation in DESRES’s patent prosecution, maintenance and defense efforts with respect to Patents claiming DESRES Technology-Related Property, including providing any necessary powers of attorney and executing any other required documents or instruments for such prosecution, maintenance or defense. Each Party will provide the other Party, at the other Party’s request and, except as expressly set forth in Section 9.1, at the other Party’s expense, commercially reasonable assistance and cooperation in the patent prosecution, maintenance and defense efforts with respect to Jointly Owned Patents under Section 9.1, including providing any necessary powers of attorney and executing any other required documents or instruments for such prosecution, maintenance or defense. In the event that a Party or any of its Subsidiaries receives reimbursement from a Third Party for expenses of patent prosecution or maintenance or Patent Contests with respect to a particular Jointly Owned Patent (or for such expenses with respect to a Patent that, at the time such expenses were incurred, had been a Jointly Owned Patent but later ceases, in accordance with Section 9.1(c), Section 9.2 or Section 9.5(b), to be a Jointly Owned Patent), such reimbursement shall be shared by such Party with the other Party [***] with respect to such Jointly Owned Patent as of the time such expenses were incurred.

9.5 Enforcement of Jointly Owned Patents.

(a) If either Party becomes aware of any (i) infringement, anywhere in the world, of any Jointly Owned Patent by a Third Party or (ii) declaratory judgment action by a Third Party alleging such Third Party’s non-infringement of any Jointly Owned Patent (each of the foregoing, a “Product Infringement”), such Party will use reasonable efforts to promptly notify the other Party to that effect.

(b) In the case of any Product Infringement of a given Jointly Owned Patent, as between the Parties, the Prosecuting Party will have the first right, but not the obligation, to be the Enforcing Party and thus to take action, control and obtain a discontinuance of the Product Infringement or bring suit against the applicable Third Party (such Third Party, the “Third Party Infringer”) under the applicable Jointly Owned Patent. If the Prosecuting Party wishes to exercise such right, it shall obtain a discontinuance of such Product Infringement, or bring suit against such Third Party Infringer, within a commercially reasonable period of time from the date the Prosecuting Party first becomes aware of such Product Infringement (and in any event not more than the shortest of (i) [***] months after the date of the Prosecuting Party first becoming aware thereof, (ii) [***] days after receipt of a notice pursuant to 21 U.S.C. §§355(b)(2)(A)(iv), 21 U.S.C. §§355(j)(2)(A)(vii)(IV) or such similar Applicable Laws as may exist in jurisdictions other than the United States (a “Paragraph IV Notice”), or (iii) such shorter period of time as may be necessary to avoid loss of material enforcement rights or remedies). The Enforcing Party may request that it may join the Non-Enforcing Party to such action or such suit as a party plaintiff; provided, however, that, if the Non-Enforcing Party does not wish to be so joined as a party plaintiff, the Non-Enforcing Party shall assign its rights in such Jointly Owned Patent to the Enforcing Party (in which case such Patent shall no longer be considered a Jointly Owned Patent for purposes of this Agreement) or shall otherwise (x) grant the Enforcing Party the right, but not the obligation, to represent the Non-Enforcing Party’s interest in such suit, or (y) grant the Enforcing Party sufficient rights in the relevant Jointly Owned Patent to permit the Enforcing Party to bring such action without joining the Non-Enforcing Party as a party plaintiff. The Enforcing Party will bear all of the expenses of any suit brought by it claiming Product Infringement of any Jointly Owned Patent. The Non-Enforcing Party will use reasonable efforts to cooperate with the Enforcing Party in any such suit as reasonably requested by the Enforcing Party, and will have the right to consult with the Enforcing Party and to participate in and, if appropriate, be represented by independent counsel in such litigation, all at the Non-Enforcing Party’s own expense. The Enforcing Party will not, without the Non-Enforcing Party’s prior consent, enter into any settlement or consent decree that requires any payment by, or admits or imparts any other liability to, the Non-Enforcing Party or that admits the invalidity or unenforceability of any Jointly Owned Patent.

(c) If the Prosecuting Party (if it is then the Enforcing Party with respect to a Jointly Owned Patent) has not taken steps to obtain a discontinuance of a Product Infringement of such Jointly Owned Patent or filed suit against a Third Party Infringer of such Jointly Owned Patent within the time period specified in Section 9.5(b), then the Non-Prosecuting Party may, but is not obligated to, become the Enforcing Party with respect to such Product Infringement of such Jointly Owned Patent and exercise the Enforcing Party’s rights under Section 9.5(b), including the right to take action, control and obtain a discontinuance of the Product Infringement or bring suit under the applicable Jointly Owned Patent against such Third Party Infringer.

(d) The Enforcing Party under this Section 9.5 will keep the Non-Enforcing Party reasonably informed of all material developments in connection with any such suit. Any recoveries obtained by either Party as a result of any proceeding against a Third Party Infringer under this Section 9.5 will be allocated as follows:

(i) [***];

(ii) [***]; and

(iii) [***].

ARTICLE 10

INDEMNIFICATION

10.1 Indemnification.

(a) Indemnification by Company. Subject to Section 11.3, Company hereby agrees to indemnify, defend (by counsel reasonably acceptable to DESRES) and hold harmless DESRES and its Subsidiaries and their respective owners, directors, officers, employees, scientists, agents, successors, assigns and other representatives (collectively, the “DESRES Indemnitees”) from and against all damages, liabilities, losses and other expenses, including reasonable attorneys’ fees, expert witness fees, and costs, from any Claim to the extent such Claim arises out of (i) (A) the research of any Target that is or previously was a Category 1 Target or of any Target that is or previously was a Category 2 Target; (B) the Generation, identification, discovery or Pursuit of any Compound that Interacts with any Target that is or previously was a Category 1 Target or any Target that is or previously was a Category 2 Target; or (C) the research, development, manufacture or commercialization of any product containing such a Compound, in each case, (A), (B) and (C), by or on behalf of Company, any of its Subsidiaries or any Rights-Holding Party; (ii) Company’s failure to comply with any Applicable Law in connection with this Agreement; or (iii) the gross negligence or willful misconduct of Company; provided, however, that, in each case, (i), (ii) and (iii), Company’s liability under its indemnity will be reduced or apportioned to the extent such Claim is proximately caused by the gross negligence or willful misconduct of a DESRES Indemnitee. Company will not, without DESRES’s prior consent, enter into any settlement of such Claim that does not unconditionally release the DESRES Indemnitees from all liability or that imposes any obligation on any DESRES Indemnitee. The DESRES Indemnitees will not enter into any settlement of such Claim without Company’s prior consent; provided, however, that DESRES (on behalf of the DESRES Indemnitees) may settle such Claim solely with respect to the DESRES Indemnitees, subject to DESRES (on behalf of the DESRES Indemnitees) releasing Company from its indemnification, defense and hold harmless obligations under this Section 10.1(a) with respect to such Claim. Notwithstanding the above, the DESRES Indemnitees, at their expense, will have the right to retain separate independent counsel to assist in defending any such Claim. Furthermore, in the event Company fails to promptly indemnify and defend any such Claim or pay the DESRES Indemnitees’ expenses as provided above, the DESRES Indemnitees will have the right to defend themselves at Company’s expense as long as such DESRES Indemnitees have provided Company at least thirty days’ prior notice and Company has not cured such failure, in which case Company will (subject to Section 11.3(a)) reimburse the DESRES Indemnitees for all of their reasonable attorneys’ fees incurred in settling or defending such Claim within thirty days of each DESRES Indemnitee’s written request. This indemnity will be a direct payment obligation and not merely a reimbursement obligation of Company to DESRES Indemnitees.

(b) Indemnification by DESRES. Subject to Section 11.3, DESRES hereby agrees to indemnify, defend (by counsel reasonably acceptable to Company) and hold harmless Company and its Subsidiaries and their respective owners, directors, officers, employees, scientists, agents, successors, assigns and other representatives (collectively, the “Company Indemnitees”) from and against all damages, liabilities, losses and other expenses, including reasonable attorneys’ fees, expert witness fees, and costs, from any Claim to the extent such Claim arises out of (i) the research of any Category 1 Target or Category 1 Compound by or on behalf of DESRES in the conduct of its activities under the Joint Research Program, (ii) DESRES’s failure to comply with any Applicable Law in connection with this Agreement, or (iii) the gross negligence or willful misconduct of DESRES; provided, however, that, in each case, (i), (ii) and (iii), DESRES’s liability under its indemnity will be reduced or apportioned to the extent such claim is proximately caused by the gross negligence or willful misconduct of a Company Indemnitee. DESRES will not, without Company’s prior consent, enter into any settlement of such Claim that does not unconditionally release the Company Indemnitees from all liability or that imposes any obligation on any Company Indemnitee. The Company Indemnitees will not enter into any settlement of such Claim without DESRES’s prior consent; provided, however, that Company (on behalf of the Company Indemnitees) may settle such Claim solely with respect to the Company Indemnitees, subject to Company (on behalf of the Company Indemnitees) releasing DESRES from its indemnification, defense and hold harmless obligations under this Section 10.1(b) with respect to such Claim. Notwithstanding the above, the Company Indemnitees, at their expense, will have the right to retain separate independent counsel to assist in defending any such Claim. Furthermore, in the event DESRES fails to promptly indemnify and defend any such Claim or pay the Company Indemnitees’ expenses as provided above, the Company Indemnitees will have the right to defend themselves at DESRES’s expense as long as such Company Indemnitees have provided DESRES at least thirty days’ prior notice and DESRES has not cured the failure, in which case DESRES will (subject to Section 11.3(a)) reimburse the Company Indemnitees for all of their reasonable attorneys’ fees incurred in settling or defending such Claim within thirty days of each Company Indemnitee’s written request. This indemnity will be a direct payment obligation and not merely a reimbursement obligation of DESRES to the Company Indemnitees.

(c) Indemnification Process. In the event of a Claim against any Person entitled to indemnification under this Agreement (in such capacity, an “Indemnitee”), (i) such Indemnitee (or the Party to which such Indemnitee is related) shall notify the indemnifying Party of such Claim, such notice to be provided promptly after the Indemnitee has notice of the applicable Claim unless the indemnifying Party would not be materially prejudiced by failure to provide such notice promptly; (ii) subject to Section 10.1(a) or Section 10.1(b), as applicable, the Indemnitee shall permit the indemnifying Party, at the indemnifying Party’s cost, to handle and control the defense of such Claim; and (iii) the Indemnitee shall give the indemnifying Party, at the indemnifying Party’s cost and reasonable request, all reasonable assistance in the indemnifying Party’s handling of such Claim.

ARTICLE 11

REPRESENTATIONS AND WARRANTIES

11.1 Representations and Warranties.

(a) DESRES represents and warrants to Company that this Agreement constitutes the legal, valid and binding obligation of DESRES, enforceable against DESRES in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium and other similar Applicable Laws affecting creditors’ rights generally and by general principles of equity.

(b) Company represents and warrants to DESRES that this Agreement constitutes the legal, valid and binding obligation of Company, enforceable against Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium and other similar Applicable Laws affecting creditors’ rights generally and by general principles of equity.

11.2 Disclaimer of Warranties. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY OTHER WARRANTIES CONCERNING PATENT RIGHTS OR ANY OTHER MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT OF THIRD PARTY RIGHTS, OR ANY WARRANTIES ARISING OUT OF A COURSE OF CONDUCT OR TRADE CUSTOM OR USAGE, AND EACH PARTY DISCLAIMS ALL SUCH EXPRESS OR IMPLIED WARRANTIES.

11.3 Limitation of Liability and of Obligations.

(a) Indirect Damages and Liability Cap.

(i) EXCEPT FOR AMOUNTS PAYABLE TO THE RELEVANT THIRD PARTY THAT BROUGHT A CLAIM FOR WHICH A PARTY IS RESPONSIBLE FOR INDEMNITY OBLIGATIONS UNDER SECTION 10.1, IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, EXEMPLARY, PUNITIVE, MULTIPLE OR CONSEQUENTIAL DAMAGES, OR DAMAGES FOR LOSS OF PROFITS OR EXPECTED SAVINGS OR OTHER ECONOMIC LOSSES, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ITS SUBJECT MATTER.

(ii) EACH PARTY’S AGGREGATE LIABILITY, IF ANY, FOR ALL DAMAGES, LIABILITIES, LOSSES AND OTHER EXPENSES OF ANY KIND RELATING TO THIS AGREEMENT OR ITS SUBJECT MATTER WILL NOT EXCEED $[***], INCLUDING FOR CLAIMS, BROUGHT BY A THIRD PARTY, FOR WHICH A PARTY IS RESPONSIBLE FOR INDEMNITY OBLIGATIONS UNDER SECTION 10.1; PROVIDED, HOWEVER, THAT ANY CLAIM BY DESRES AGAINST COMPANY WITH RESPECT TO ANY ROYALTY PAYMENTS, MILESTONE PAYMENTS OR OTHER PAYMENTS DUE PURSUANT TO ARTICLE 5 SHALL NOT BE SO LIMITED.

(b) DESRES agrees that (i) no Company Separate Person shall have any obligation under this Agreement; (ii) no Company Separate Person shall have any liability for the obligations of Company; (iii) the obligations of Company arising under or relating to this Agreement shall be without recourse to any Company Separate Person; and (iv) notwithstanding anything to the contrary in this Agreement, (A) Company shall have no obligation to bind any Company Separate Person who directly or indirectly Controls Company to any intellectual property assignment obligations, and (B) Company shall have no obligation to bind any Company Separate Person who directly or indirectly Controls Company to any confidentiality obligations. Each Company Separate Person is a third party beneficiary of this Section 11.3(b).

(c) Company agrees that (i) no DESRES Separate Person shall have any obligation under this Agreement; (ii) no DESRES Separate Person shall have any liability for the obligations of DESRES; (iii) the obligations of DESRES arising under or relating to this Agreement shall be without recourse to any DESRES Separate Person; and (iv) notwithstanding anything to the contrary in this Agreement, (A) DESRES shall have no obligation to bind any DESRES Separate Person who directly or indirectly Controls DESRES to any intellectual property assignment obligations, and (B) DESRES shall have no obligation to bind any DESRES Separate Person who directly or indirectly Controls DESRES to any confidentiality obligations. Each DESRES Separate Person is a third party beneficiary of this Section 11.3(c).

(d) In no event shall a Party seek specific performance against the other Party except as provided in Section 16.2. The rights of a Party under Section 16.2 to seek specific performance against the other Party are subject to the following limitations:

(i) a Party that intends to bring an action to seek specific performance (the “Seeker”) against the other Party (the “Alleged Breaching Party”) shall give the Alleged Breaching Party notice of its intention to bring such action as promptly as reasonably practicable after the Seeker learns of the acts or omissions giving rise to the alleged breach;

(ii) the Seeker shall not seek an order the compliance with which is beyond the ability or outside the control of the Alleged Breaching Party or which would cause an undue burden or cost on the Alleged Breaching Party;

(iii) the Seeker shall not be entitled to any relief or findings of fact made in connection with any remedy that could reasonably be expected to (A) require a Person to violate any Applicable Law; or (B) result in the bankruptcy or insolvency of the Alleged Breaching Party;

(iv) to the fullest extent permitted by law, the Seeker waives any right to, and if practicable will oppose, (A) the penalty of incarceration and/or (B) the imposition of penalties for criminal or civil contempt, in each case, (A) and (B), for any actual or alleged noncompliance with any order; and

(v) for the avoidance of doubt, all applicable limitations on the liability or obligations of the Alleged Breaching Party as set forth elsewhere in this Section 11.3 shall also apply.

(e) THE EXCLUSIONS AND LIMITATIONS IN THIS SECTION 11.3 WILL APPLY TO ALL CLAIMS AND ACTIONS OF ANY KIND AND ON ANY THEORY OF LIABILITY, WHETHER BASED ON CONTRACT, TORT (INCLUDING, WITHOUT LIMITATION, NEGLIGENCE OR STRICT LIABILITY), OR ANY OTHER GROUNDS, AND REGARDLESS OF WHETHER A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF ANY DAMAGES OF ANY KIND, AND NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. THE PARTIES FURTHER AGREE THAT EACH WARRANTY DISCLAIMER, EXCLUSION OF DAMAGES OR OTHER LIMITATION OF LIABILITY IN THIS AGREEMENT IS INTENDED TO BE SEVERABLE AND INDEPENDENT OF THE OTHER PROVISIONS SINCE THEY EACH REPRESENT SEPARATE ELEMENTS OF RISK ALLOCATION BETWEEN THE PARTIES.

11.4 Record Keeping. Each Party shall use good faith efforts to maintain records of such Party’s activities under the Joint Research Program and to provide to the other Party the information required to be provided under this Agreement. Notwithstanding anything to the contrary in this Agreement, (a) neither Party shall be required to use any level of effort greater than good faith efforts to provide to the other Party any information required to be provided under this Agreement, and neither Party shall be required to provide information that the obligated Party does not actually possess or that is unreasonably difficult or burdensome to produce and (b) neither Party shall be liable to the other Party, or to any Person claiming through such other Party, on the grounds of insufficient record-keeping.

ARTICLE 12

ASSIGNMENT; ACQUISITIONS BY COMPANY

12.1 Assignment. Except as provided in this Section 12.1, this Agreement may not be assigned or otherwise transferred, in whole or in part, by either Party without the consent of the other Party. Notwithstanding the foregoing sentence of this Section 12.1, either Party may, without the other Party’s consent, assign this Agreement and its rights and obligations hereunder (a) in whole or in part to a Subsidiary of such Party, or (b) in whole to a Third Party that acquires, by or otherwise in connection with, any merger, sale of assets, Change Of Control or otherwise, all or substantially all of the business of the assigning Party to which the subject matter of this Agreement relates; provided, that, in each case, (a) and (b), the assigning Party remains secondarily liable for the performance of any payment and other obligations of the assignee under this Agreement, and no such assignment shall constitute a novation or otherwise release the assigning Party from liability hereunder. Any purported assignment in violation of this Section 12.1 will be void.

12.2 Acquisition by Company of Third-Party Program. Notwithstanding anything herein to the contrary, if, prior to a Change Of Control of Company, Company or any of its Subsidiaries acquires (whether by merger, stock purchase, purchase of assets, in-license or other means) a Third Party, or a portion of the business of a Third Party, that is, prior to such acquisition, conducting a research, development or commercialization program with respect to [***] (any such program, an “Acquired Third-Party Program”), Company may elect by notice to DESRES to [***]:

(i) [***], and

(ii) [***].

ARTICLE 13

GENERAL COMPLIANCE WITH LAW

Each Party will use commercially reasonable efforts to comply in all material respects with Applicable Laws relating to the exercise of its rights and satisfaction of its obligations under this Agreement, including the Foreign Corrupt Practices Act and other anti-bribery laws.

ARTICLE 14

CONFIDENTIALITY; CERTAIN DISCLOSURES

14.1 Confidential Information. Subject to Section 11.3(b)(iv)(B), Section 11.3(c)(iv)(B), Section 14.2, Section 14.3, and Section 14.4,

(a) during the Research Term and for [***] years thereafter, each Receiving Party that receives any Confidential Information of a Disclosing Party will, and will cause its Subsidiaries to, use good faith efforts to keep confidential, and to not disclose to any Third Party, any such Confidential Information; provided, however, that the Receiving Party and its Subsidiaries may disclose any Confidential Information of the Disclosing Party to the Receiving Party’s own (and the Receiving Party’s Subsidiaries’ own) officers, directors, members, employees, Consultants, subcontractors, and agents, and

(b) the Receiving Party shall be deemed to satisfy its obligation to so use, and to cause its Subsidiaries to so use, such good faith efforts if each such Person to which the Receiving Party (or any of its Subsidiaries) discloses such Confidential Information is bound in writing to commercially reasonable obligations of confidentiality.

14.2 Authorized Disclosure of Confidential Information. Notwithstanding Section 14.1, each Receiving Party (or any of its Subsidiaries) may disclose, or permit to be disclosed, the Disclosing Party’s Confidential Information:

(a) to the extent such disclosure is reasonably necessary to prepare, file, prosecute, maintain, defend or enforce Patents in accordance with ARTICLE 9;

(b) to the extent such disclosure is reasonably necessary to make regulatory filings and other filings with Governmental Authorities (including Regulatory Authorities), including filings with the Securities and Exchange Commission (including as a result of any public offering) or FDA, subject to the procedures set forth in Section 14.4 as applicable;

(c) to the extent such disclosure is reasonably necessary to respond to a valid order of a court of competent jurisdiction or other competent Governmental Authority; provided that, to the extent possible without violating such order, the Receiving Party will first have given to the Disclosing Party notice and a reasonable opportunity to quash the order or obtain a protective order requiring that such Confidential Information be held in confidence; and provided, further, that if such order is not quashed or a protective order is not obtained, the Confidential Information disclosed will be limited to the information that is legally required or appropriate, in the reasonable judgment of the Party responding to such order, to be disclosed;

(d) to the extent such disclosure is reasonably necessary to comply with Applicable Law, including with regulations promulgated by securities exchanges, subject to the procedures set forth in Section 14.4 as applicable;

(e) to the extent such disclosure is reasonably necessary to obtain advice from lawyers, accountants or other professional advisors;

(f) to make any disclosure of terms of this Agreement that are Confidential Information to any bona fide potential or actual investor, investment banker, lenders, acquirer, merger partner, licensee, Rights-Holding Party, insurers, collaborator, corporate partners or other bona fide potential or actual counterparty; provided that, prior to any such disclosure, any Person so receiving such Confidential Information must be bound by commercially reasonable obligations of confidentiality (of duration reasonably negotiated with such Person);

(g) to make any disclosure of Arbitration Confidential Information (i) to Persons who have a need to know, including bona fide potential or actual witnesses, experts, investors, investment bankers, lenders, acquirers, merger partners, licensees, Rights-Holding Parties, insurers, collaborators, corporate partners or other bona fide potential or actual counterparties, or (ii) as may be required to enforce the agreement to arbitrate set forth in ARTICLE 16 or to enforce any arbitral award; or

(h) to the extent such disclosure is reasonably necessary to exercise or enforce the rights of the Receiving Party set forth or described in this Agreement.

In the event that a Receiving Party or any of its Subsidiaries is required to make a disclosure of a Disclosing Party’s Confidential Information pursuant to Section 14.2(a), Section 14.2(b) or Section 14.2(d), it will, except where impracticable, give reasonable advance notice to the Disclosing Party of such disclosure and use reasonable efforts to secure confidential treatment of such information.

14.3 Press Releases by Company. If Company or any of its Subsidiaries desires to issue a press release with respect to this Agreement or with respect to activities under the Joint Research Program, Company shall provide a copy of the proposed press release to DESRES at least [***] Business Days (or, if such press release is to be filed with the SEC, at least [***] Business Days) prior to its issuance. Company shall take into consideration any comments on such press release that DESRES provides to Company within such period. Any references to DESRES in any such press release shall be subject to approval by DESRES.

14.4 Filings with Governmental Authorities. The Parties acknowledge that either or both Parties may be obligated to make a filing (which may include filing a copy of this Agreement) with the Securities and Exchange Commission or other Governmental Authorities. Each Party will be entitled to make such a required filing; provided that, if such a filing includes a copy of this Agreement, the filing Party will (a) redact Confidential Information contained in this Agreement to the extent permitted by Applicable Law, (b) request, and use commercially reasonable efforts consistent with Applicable Laws to obtain, confidential treatment for a period of at least [***] years of all terms of this Agreement redacted from such filing, (c) promptly deliver to the other Party any written correspondence received by the filing Party or its attorneys from such Governmental Authority with respect to such confidential treatment request, and promptly advise the other Party of any other material communications between the filing Party or its attorneys and such Governmental Authority with respect to such confidential treatment request, (d) upon the written request of the other Party, if legally justifiable, request an appropriate extension of the term of the confidential treatment period, and (e) if such Governmental Authority requests any changes to such redactions made by the filing Party, use commercially reasonable efforts consistent with Applicable Laws to defend such redactions and not agree to any changes to such redactions without, to the extent practicable, first discussing such changes with the other Party and taking the other Party’s comments into consideration when deciding whether to agree to such changes. For clarity, following a request from a Governmental Authority to change the redactions made by the filing Party, the filing Party will not be required pursuant to the provisions of this Section 14.4 to again request any redactions rejected by the applicable Governmental Authority. Each Party will be responsible for its own legal and other external costs in connection with any such filing.

ARTICLE 15

TERM AND TERMINATION

15.1 Term. This Agreement shall expire at the end of the Agreement Term, if not earlier terminated as set forth in Section 15.2.

15.2 Termination for Default or Bankruptcy.

(a) Nonpayment. In the event Company fails to pay any amounts due and payable to DESRES hereunder, and fails to make such payments within [***] days after receiving notice of such failure, DESRES may terminate this Agreement immediately upon notice to Company; provided, however, that, if Company’s obligation to pay such amount is disputed by Company, then and only then shall DESRES’s right to terminate this Agreement pursuant to this Section 15.2(a) be subject to completion of the dispute resolution process, and subsequent cure (if applicable), set forth in ARTICLE 16.

(b) Material Breach. In the event a Party commits a material breach of its obligations under this Agreement, other than a breach by Company as described in Section 15.2(a), and the breaching Party fails to cure such breach within [***] days after receiving notice thereof from the other Party, the non-breaching Party may terminate this Agreement immediately upon notice to the breaching Party, subject to completion of the dispute resolution process, and subsequent cure (if applicable), set forth in ARTICLE 16.

(c) Bankruptcy. Either Party may terminate this Agreement if the other Party (i) files a voluntary petition in bankruptcy or insolvency, or for reorganization, (ii) proposes a written agreement of composition or extension of its debts, (iii) has a bankruptcy proceeding filed against it (and such proceeding is not dismissed within [***] days), (iv) goes into voluntary dissolution, (v) has a receiver or trustee appointed (and such appointment is not terminated within [***] days), (vi) enters into an agreement for the composition, extension or readjustment of all or substantially all of its obligations, or (vii) makes any general assignment for the benefit of creditors.

15.3 Effect of Expiration or Termination.

(a) Without limiting Section 15.3(b), Section 15.3(c), Section 15.3(d) and Section 15.3(e), the following provisions will survive any expiration or termination of this Agreement: any definitions contained in this Agreement to the extent necessary to interpret this Agreement, Section 4.3(a), Section 4.5, last sentence of Section 4.7(d), Section 4.8, Section 7.1, Section 7.2, Section 7.3, Section 7.4, Section 7.5, ARTICLE 9, Section 10.1, Section 11.2, Section 11.3, last sentence of Section 11.4, ARTICLE 12, ARTICLE 13, ARTICLE 14, this Section 15.3, Section 15.4, ARTICLE 16 and ARTICLE 17.

(b) Expiration or termination of this Agreement for any reason will not relieve either Party of any liability or obligation which accrued hereunder prior to the effective date of such termination or expiration or which accrues thereafter pursuant to Section 15.3(a); provided that this Section 15.3(b) shall not be interpreted to extend any exclusivity obligations of a Party.

(c) Upon any termination of this Agreement by DESRES pursuant to Section 15.2(a), Section 15.2(b) or Section 15.2(c), DESRES will no longer be bound by any exclusivity obligations, but, notwithstanding anything to the contrary herein, Company’s obligation to make any payments to DESRES set forth in ARTICLE 5 and the provisions of ARTICLE 6 shall survive such termination.

(d) Upon any termination of this Agreement by Company pursuant to Section 15.2(b) or Section 15.2(c), (i) DESRES will remain bound by the exclusivity obligations set forth in Section 4.1(b) (subject to Section 4.1(b)(i), Section 4.1(b)(ii), Section 4.3, Section 4.4 and Section 4.5, as applicable, each of which Sections will survive such a termination of this Agreement), with respect to each Target that is a Category 1 Target as of the effective date of the termination, until there are no further payment obligations of Company to DESRES on such Target, and (ii) Company’s obligation to pay DESRES the amounts set forth in ARTICLE 5 and the provisions of ARTICLE 6 shall survive such termination, subject to Section 4.1(b)(ii); provided, however, that Company may reduce any payments owed to DESRES under ARTICLE 5 that come due thereafter by [***].

(e) Upon any expiration of this Agreement with respect to a particular Category 1 Target, DESRES will no longer be bound by any exclusivity obligations with respect to such Target, and Company will no longer have any obligations under ARTICLE 5 or ARTICLE 6 with respect to such Target. Upon any expiration of this Agreement in its entirety, DESRES will no longer be bound by any exclusivity obligations with respect to any Target, and Company will no longer have any obligations under ARTICLE 5 or ARTICLE 6 with respect to any Target.

(f) The survival of any provision stated in Section 15.3(a) through Section 15.3(d) to survive shall not extend a Party’s obligations beyond any time period expressly set forth for such obligation in the applicable surviving provision.

15.4 Non-exclusive Remedy. Termination of this Agreement shall not be construed to be the sole remedy available to a Party with respect to any breach of this Agreement, and a Party’s right to terminate this Agreement, or exercise of such right, shall not prejudice such Party’s remedies at law or in equity in accordance with this Agreement, including such Party’s ability to receive legal damages (or, subject to Section 11.3 and Section 16.2, equitable relief) with respect to any breach of this Agreement, regardless of whether or not such breach was the reason for the termination.

ARTICLE 16

DISPUTE RESOLUTION

16.1 Mandatory Procedures. The Parties agree that any Disputes (other than those resolved in accordance with Section 3.3(a) through Section 3.3(c)) will be finally resolved solely by means of the procedures set forth in this ARTICLE 16, and that such procedures constitute legally binding obligations that are an essential provision of this Agreement and are the sole and exclusive procedures for resolution of such Disputes, and, in all events, are subject to ARTICLE 11.

16.2 Equitable Remedies. Although the procedures specified in this ARTICLE 16 are the sole and exclusive procedures for the resolution of Disputes arising out of or relating to this Agreement, (a) either Party may seek a preliminary injunction or other provisional equitable relief that is consistent with Section 11.3 and this Section 16.2 from the arbitrators if, in such Party’s reasonable judgment, such action is necessary to avoid irreparable harm to itself or to preserve its rights under this Agreement; and (b) without limiting the foregoing, either Party may apply to a court of competent jurisdiction (i) to seek injunctive relief in order to compel arbitration, (ii) to maintain the status quo and prevent irreparable harm until such time as an arbitration panel is appointed or the Dispute is otherwise resolved or (iii) to enforce an arbitration award. The grounds for seeking equitable relief expressly specified above in clauses (a) and (b) of this Section 16.2 shall be the sole grounds on which equitable remedies may be sought and any seeking of equitable remedies shall be subject to Section 11.3(d) and Section 16.4.

16.3 Dispute Resolution Procedures.

(a) Any Dispute will be finally settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“AAA”), and the procedures set forth below. In the event of any inconsistency between the Rules of AAA and this Agreement, this Agreement will control.

(b) The location of the arbitration will be [***]. Subject to Section 17.2, DESRES and Company hereby irrevocably submit to the exclusive jurisdiction and venue of the AAA arbitration panel selected by the Parties and located in [***] for any Dispute and to the exclusive jurisdiction and venue of the federal and state courts located in [***] for any action or proceeding to enforce an arbitration award or as otherwise provided in Section 16.2, and waive any right to contest or otherwise object to such jurisdiction or venue.

(c) The arbitration will be conducted by a panel of three neutral arbitrators who are independent and disinterested with respect to the Parties, this Agreement, and the outcome of the arbitration. Each Party will appoint one neutral arbitrator, and these two arbitrators so selected by the Parties will then select the third arbitrator within ten Business Days after the selection of the second arbitrator, or if such third arbitrator is not selected in such period, such third arbitrator shall be selected thereafter by the AAA. Any arbitrators selected by the AAA shall be selected from the AAA’s National Roster of Arbitrators and Mediators. All arbitrators must have at least ten years’ experience in mediating or arbitrating cases, preferably regarding the same or substantially similar subject matter as the Dispute between DESRES and Company. If one Party has given notice to the other Party as to the identity of the arbitrator appointed by the notice-giving Party, and such notice-giving Party thereafter makes a written demand on the other Party to appoint its designated arbitrator within the next thirty days, and the other Party fails to appoint its designated arbitrator within thirty days after receiving said written demand, then the remaining two arbitrators will be selected by the AAA.

(d) The arbitrators will resolve any conflicts regarding, and will control the process concerning, pre-hearing discovery matters. Pursuant to the Rules of AAA, the Parties may subpoena witnesses and documents for presentation at the hearing.

(e) Prompt resolution of any Dispute is important to both Parties and the Parties agree that the arbitration of any Dispute will be conducted expeditiously. The arbitrators are instructed and directed to assume case management initiative and control over the arbitration process (including scheduling of events, pre-hearing discovery and activities and the conduct of the hearing) in order to complete the arbitration as expeditiously as is reasonably practicable for obtaining a just resolution of the Dispute.

(f) The arbitrators may grant any legal or equitable remedy or relief consistent with and subject to Section 11.2, Section 11.3, Section 11.4, Section 16.2 and Section 16.4 that the arbitrators deem just and equitable, to the same extent that such remedies or relief could be granted by a state or federal court. No court action will be maintained seeking punitive damages or other remedies in contravention of Section 11.2, Section 11.3, Section 11.4, Section 16.2 and Section 16.4. The decision of any two or more of the three arbitrators appointed will be binding upon the Parties.

(g) The award of the arbitrators, which shall be issued within [***] months of the appointment of the arbitrators, or as soon thereafter as practicable, shall be final and binding. Judgment on the award rendered by the arbitrators may be entered in any court of competent jurisdiction.

(h) In addition to any other relief awarded by the arbitrators to the prevailing Party, the reasonable expenses of the arbitration, including the arbitrators’ fees, reasonable expert witness fees and reasonable attorneys’ fees, may be awarded to the prevailing Party in the discretion of the arbitrators, or may be apportioned between the Parties in any manner deemed appropriate by the arbitrators. Unless and until the arbitrators decide that one Party is to pay for all (or a particular share) of such arbitration expenses, [***].

(i) Notwithstanding the foregoing, any Disputes arising hereunder with respect to the inventorship, validity, enforceability or infringement of any Patent will be resolved by a court of competent jurisdiction and not by arbitration.

16.4 Limitations. The arbitrators will have no authority to (a) impose any obligation on either Party that is not expressly set forth in this Agreement or (b) provide a remedy that is beyond the reasonable ability of the relevant Party to perform or is otherwise outside such Party’s control, or that would cause a Party to become insolvent, file for bankruptcy protection (or any similar protections) or permit such a filing to be made against it. The provisions of the Federal Arbitration Act (9 U.S.C. § 1 et seq.) shall apply to any arbitration and award issued hereunder.

16.5 Performance to Continue. Each Party will continue to perform any undisputed obligations it has under this Agreement pending final resolution of any Dispute arising out of or relating to this Agreement.

16.6 Tolling. The Parties agree that all applicable statutes of limitation and time-based defenses (such as estoppel and laches), as well as all time periods in which a Party must exercise rights or perform obligations hereunder that are relevant to the subject matter of a Dispute being arbitrated, will be tolled [***], and the Parties will cooperate in taking all actions reasonably necessary to achieve such tolling; provided, however, that [***]. In addition, during the pendency of any Dispute under this Agreement initiated in good faith before the end of any applicable cure period, (a) this Agreement will remain in full force and effect, (b) the provisions of this Agreement relating to termination for material breach with respect to such Dispute will not be effective, (c) the time period for cure as to any termination notice given prior to the initiation of arbitration with respect to such Dispute will be tolled, (d) any time periods to exercise rights or perform obligations with respect to such Dispute will be tolled; provided, however, that the foregoing shall not extend either Party’s exclusivity obligations under ARTICLE 4; and (e) except as set forth in Section 15.2(a), neither Party will issue a notice of termination pursuant to this Agreement based on the subject matter of the arbitration, until the arbitration panel has confirmed the material breach and the existence of the facts claimed by a Party to be the basis for the asserted material breach; provided that if such breach can be cured by (i) the payment of money, the defaulting Party will have an additional ten days after its receipt of the arbitration panel’s decision to pay such amount or (ii) the taking of specific remedial actions consistent with Section 11.3, Section 16.2 and Section 16.4, the defaulting Party will have the specific timeframe (if any) that was established by such arbitration panel’s decision, or, if no such timeframe was established, a reasonably necessary period, to diligently undertake and complete such remedial actions before any such notice of termination can be issued. Further, with respect to any time periods that have run during the pendency of the Dispute, the applicable Party will have a reasonable period of time or any specific timeframe established by such arbitration panel’s decision to exercise any rights or perform any obligations affected by the running of such time periods.

ARTICLE 17

MISCELLANEOUS

17.1 Notice. Any notices required or permitted under this Agreement will be in writing, will specifically refer to this Agreement, and will be sent by hand, recognized national overnight courier, electronic mail confirmed by the recipient that is also sent by another method hereunder, or registered or certified mail, postage prepaid, return receipt requested, to the following addresses of the Parties:

If to DESRES:	D. E. Shaw Research, LLC 120 West 45th Street, 39th Floor New York, NY 10036 [***]

If to Company:	Relay Therapeutics, Inc. 215 First Street Cambridge, MA 02142 Attention: CEO

All notices under this Agreement will be deemed received upon hand delivery or upon recipient’s confirmation of receipt of email, [***] Business Days after being sent by nationally recognized overnight courier, or [***] Business Days after being sent by registered or certified mail, postage prepaid, return receipt requested. A Party may change its contact information immediately upon notice to the other Party in the manner provided in this Section 17.1.

This Section 17.1 is not intended to govern the day-to-day business communications necessary between the Parties in carrying out their activities, in due course, under the terms of this Agreement.

17.2 Governing Law. This Agreement and all Disputes arising out of or related to this Agreement, or the performance, enforcement, breach or termination hereof, and any remedies relating thereto, will be construed, governed, interpreted and applied in accordance with the laws of [***], without regard to conflict of laws principles, except that questions affecting the inventorship, validity, enforceability or infringement of any Patent will be determined by the law of the country in which such Patent was granted, or, if such Patent is still pending, will have been granted; provided, however, that, for purposes of determining the ownership by one or both Parties of any patentable Know-How described in Section 7.3(a), the rules of inventorship under United States patent law shall apply.

17.3 Force Majeure. Except with respect to payment obligations, neither Party will be responsible for delays resulting from causes beyond the reasonable control of such Party, which may include fire, explosion, flood, war, strike, or riot; provided that the nonperforming Party uses commercially reasonable efforts to avoid or remove such causes of nonperformance and continues performance under this Agreement with reasonable dispatch whenever such causes are removed.

17.4 Amendment and Waiver. This Agreement may be amended, supplemented, or otherwise modified only by means of a written instrument signed by both Parties; provided, however, that a Party may waive any of its own rights in a written instrument signed only by such Party. Any waiver of any rights or failure to act in a specific instance will relate only to such instance and will not be construed as an agreement to waive any rights or fail to act in any other instance, whether or not similar.

17.5 Severability. In the event that any provision of this Agreement is held invalid or unenforceable for any reason in whole or in part (including with respect to any country), such invalidity or unenforceability will not affect any other provision of this Agreement nor affect the invalid or unenforceable provisions in any other context, and this Agreement will be construed as if such provision was deleted in the relevant context(s) by agreement of the Parties, but only to the minimum extent necessary to eliminate such invalidity or unenforceability in such context(s).

17.6 Binding Effect. This Agreement will be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

17.7 Relationship of the Parties. The Parties intend to create an independent contractor relationship and nothing contained in this Agreement shall be construed to make either Party a partner, joint venturer, principal, agent or employee of the other Party. Neither Party shall have any right, power or authority, express or implied, to bind the other.

17.8 Third Party Beneficiaries. Except for Indemnitees or as expressly provided herein, each Party agrees that this Agreement shall not benefit, or create any right or cause of action in or on behalf of, any Person that is not a Party.

17.9 [***].

17.10 Headings. All headings are for convenience only and will not affect the meaning of any provision of this Agreement.

17.11 Entire Agreement. This Agreement, which includes its exhibits, constitutes the entire agreement between the Parties with respect to its subject matter and supersedes all prior agreements or understandings between the Parties relating to its subject matter. In the event of any inconsistency between any exhibit hereto and any terms in the body of this Agreement, the terms in the body of this Agreement will prevail.

17.12 Interpretation. Except where the context expressly requires otherwise, (a) the use of any gender herein will be deemed to encompass references to any other gender, and the use of the singular will be deemed to include the plural (and vice versa); (b) the words “include”, “includes” and “including” will be deemed to be followed by the phrase “without limitation” and will not be interpreted to limit the provision to which it relates, and no inferences or conclusions of any sort shall be drawn from the fact that in some instances in this Agreement the words “include”, “includes” and “including” are actually followed by the phrase “without limitation” or the equivalent while in other instances they are not; (c) the word “will” will be construed to have the same meaning and effect as the word “shall”; (d) any definition of or reference to any agreement, instrument or other document herein or therein will be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified, subject to any restrictions on such amendments, supplements or modifications set forth herein or therein; (e) any reference herein to any Person will be construed to include such Person’s heirs, successors and (to the extent not prohibited herein) assigns; (f) the words “herein”, “hereof” and “hereunder”, and words of similar import, will be construed to refer to this Agreement in its entirety, and not to any particular provision hereof; (g) all references herein to Sections or Exhibits will be construed to refer to Sections or Exhibits of this Agreement, and references to this Agreement include all Exhibits hereto; (h) the word “notice” means notice in writing (whether or not specifically stated) and will include notices, consents, approvals and other written communications contemplated under this Agreement, and no inference or conclusions of any sort shall be drawn from the fact that in some instances in this Agreement, the words “notice”, “consent”, or “approval” or other written communications contemplated under this Agreement are actually preceded or followed by “in writing” or the equivalent while in other instances they are not; (i) provisions that require a Party or the Parties to “agree”, “consent”, “approve” or the like, or to inform the other Party, will require that such agreement, consent, approval or the like, or such notice informing the other Party, be specific and in a writing signed by an authorized officer of such Party(ies), and no inferences or conclusions of any sort shall be drawn from the fact that in some instances in this Agreement, the words “agree”, “consent”, “approve” or the like, or the requirement to inform the other Party, are actually preceded or followed by “in writing” or the equivalent while in other instances they are not; (j) provisions that require the JSC to “agree”, “consent”, “approve” or the like will require that such agreement, consent or approval be specific and in a writing signed by the Decision-Making Representative or an authorized officer of each Party, and no inferences or conclusions of any sort shall be drawn from the fact that in some instances in this Agreement, the words “agree”, “consent”, “approve” or the like are actually preceded or followed by “in writing” or the equivalent while in other instances they are not; (k) references to any specific law, rule or regulation, or article, section or other division thereof, will be deemed to include the then-current amendments thereto or any replacement or successor law, rule or regulation thereof; (l) the term “or” will be interpreted in the inclusive sense commonly associated with the term “and/or” and no inferences or conclusions of any sort shall be drawn from the fact that in some instances in this Agreement, the word “or” is preceded by “and/” while in other instances it is not; (m) “annual” or “annually” means on a Calendar Year basis; (n) any words appearing herein with initial capital letters (other than a word capitalized because it is the first word of a sentence) that reflect a different part of speech than a related term defined herein have a meaning that correlates to the related term defined herein; and (o) all references to “dollars”, “Dollars”, “$”, “United States Dollars” or the like refer to the dollar that is the lawful currency of the United States of America.

17.13 Terms Determined by Negotiation. The Parties agree that the terms and conditions of this Agreement are the result of negotiations between the Parties and that this Agreement shall not be construed in favor of or against either Party by reason of the extent to which either Party or its professional advisors participated in the preparation of this Agreement.

17.14 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Agreement may be executed by the exchange of signature pages in electronic format (including PDF) or digital signatures.

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives.

D. E. Shaw Research, LLC		Relay Therapeutics, Inc.

By:	/s/ Charles Ardai	By:	/s/ Alexis Borisy
Name:	Charles Ardai	Name:	Alexis Borisy
Title:	Authorized Signatory	Title:	President

Exhibit A-1: Category 1 Targets

[***]

Exhibit A-2: Category 2 Targets

[***]

Exhibit B: Joint Research Plan

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

AMENDMENT NO. 1 TO

COLLABORATION AND LICENSE AGREEMENT

This Amendment No. 1 to Collaboration and License Agreement (the “Amendment No. 1”), effective as of June 11, 2018 (the “Amendment No. 1 Effective Date”), is by and between D. E. Shaw Research, LLC, a Delaware limited liability company located at 120 West 45th Street, 39th Floor, New York, NY 10036 (“DESRES”), and Relay Therapeutics, Inc., a Delaware corporation located at 215 First Street, Cambridge, MA 02142 (“Company”). DESRES and Company are each sometimes referred to herein as a “Party” or collectively as the “Parties”.

WHEREAS, DESRES and Company are parties to the Collaboration and License Agreement, effective as of August 17, 2016 (the “Agreement”);

WHEREAS, the Parties desire to re-categorize by mutual agreement certain Targets, as set forth below.

NOW THEREFORE, the Parties agree, in accordance with Section 17.4 of the Agreement, as follows:

1.	The Parties agree that, on and after the Amendment No. 1 Effective Date:

1.1 pursuant to Section 4.7(c) of the Agreement, the [***], which, prior to the Amendment No. 1 Effective Date, had been a [***], shall be a [***];

1.2 pursuant to Section 4.7(e) of the Agreement, the [***], which, prior to the Amendment No. 1 Effective Date, had been a [***], shall be a [***]; and

1.3 pursuant to Section 4.7(d) of the Agreement, [***], which, prior to the Amendment No. 1 Effective Date, had been a [***], shall be a [***].

2.	Exhibit A-1 and Exhibit A-2 are each hereby amended, in the form attached hereto, to reflect the provisions of Section 1 of this Amendment No. 1.

3.

This Amendment No. 1 does not amend any terms of the Agreement except as explicitly set forth herein. Capitalized terms used in this Amendment No. 1 and not defined herein shall have the respective meanings given to such terms in the Agreement.

4.

Counterparts. This Amendment No. 1 may be executed in any number of counterparts, each of which will be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment No. 1 may be executed by the exchange of signature pages in electronic format (including PDF) or digital signatures.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have caused this Amendment No. 1 to be executed by their duly authorized representatives.

D. E. Shaw Research, LLC		Relay Therapeutics, Inc.

By:	/s/ Jennifer McGrady	By:	/s/ Brian Adams
Name: Jennifer McGrady		Name: Brian Adams
Title: Authorized Signatory		Title: General Counsel

2

Exhibit A-1: Category 1 Targets

(on and after the Amendment No. 1 Effective Date)

[***]

3

Exhibit A-2: Category 2 Targets

(on and after the Amendment No. 1 Effective Date)

[***]

4

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

AMENDMENT NO. 2 TO

COLLABORATION AND LICENSE AGREEMENT

This Amendment No. 2 to Collaboration and License Agreement (the “Amendment No. 2), effective as of September 29, 2018 (the “Amendment No. 2 Effective Date”), is by and between D. E. Shaw Research, LLC, a Delaware limited liability company located at 120 West 45th Street, 39th Floor, New York, NY 10036 (“DESRES”), and Relay Therapeutics, Inc., a Delaware corporation located at 215 First Street, Cambridge, MA 02142 (“Company”). DESRES and Company are each sometimes referred to herein as a “Party” or collectively as the “Parties”.

WHEREAS, DESRES and Company are parties to the Collaboration and License Agreement, effective as of August 17, 2016, as amended by Amendment No. 1 effective as of June 11, 2018 (the “Agreement”);

WHEREAS, the Parties desire to extend the Initial Research Term (as defined in the Agreement) and amend certain related provisions, as set forth below.

NOW THEREFORE, the Parties agree, in accordance with Section 17.4 of the Agreement, as follows:

1.	Amendments.

1.1	Section 1.70 of the Agreement is hereby amended to read as follows:

“Research Term” means the period commencing on the Effective Date and continuing through the day immediately preceding the sixth anniversary of the Effective Date (the “Initial Research Term”), plus up to two one-year extensions, each such extension (if any) only upon mutual agreement of both Parties, with all terms applicable to such extension to be agreed upon by the Parties as part of such agreement; provided, however, that if this Agreement is terminated in accordance with ARTICLE 15, each of the Initial Research Term and the Research Term, in each case if it has not already ended, shall end as of the effective date of such termination.”

1.2	Section 4.6(a) of the Agreement is hereby amended to read as follows:

“Category 1 Targets. The list of Category 1 Targets is set forth on Exhibit A-1. At no time will the number of Category 1 Targets exceed (i) four, with respect to the [***] Contract Year of the Research Term, (ii) [***], with respect to the [***] Contract Year of the Research Term, (iii) [***], with respect to the [***] Contract Year of the Research Term, or (iv) with respect to any Contract Year thereafter until the end of the Initial Research Term, the number equal to four more than the highest number of Targets that concurrently were Category 1 Targets in the immediately preceding Contract Year. If the Parties agree to extend the Research Term to include any additional Contract Year after the Initial Research Term, the Parties will, as part of such agreement, agree upon a maximum number of Category 1 Targets for such additional Contract Year.”

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1.3	The first sentence of Section 5.1 of the Agreement is hereby amended to read as follows:

“Company will pay to DESRES U.S. $1,000,000.00 on each of the first six anniversaries of the Effective Date.”

2.	Capitalized terms used in this Amendment No. 2 and not defined herein shall have the respective meanings given to such terms in the Agreement.

3.

This Amendment No. 2 does not amend any terms of the Agreement except as explicitly set forth herein. After the Amendment No. 2 Effective Date, references to the “Agreement” shall mean the Collaboration and License Agreement by and between the Parties effective as of August 17, 2016, as amended by Amendment No. 1 and this Amendment No. 2.

4.

Counterparts. This Amendment No. 2 may be executed in any number of counterparts, each of which will be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment No. 2 may be executed by the exchange of signature pages in electronic format (including PDF) or digital signatures.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have caused this Amendment No. 2 to be executed by their duly authorized representatives.

D. E. Shaw Research, LLC		Relay Therapeutics, Inc.

By:	/s/ Jennifer McGrady	By:	/s/ Brian Adams
Name: Jennifer McGrady		Name: Brian Adams
Title: Authorized Signatory		Title: General Counsel

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

AMENDMENT NO. 3 TO

COLLABORATION AND LICENSE AGREEMENT

This Amendment No. 3 to Collaboration and License Agreement (the “Amendment No. 3”), effective as of February 22, 2019 (the “Amendment No. 3 Effective Date”), is by and between D. E. Shaw Research, LLC, a Delaware limited liability company located at 120 West 45th Street, 39th Floor, New York, NY 10036 (“DESRES”), and Relay Therapeutics, Inc., a Delaware corporation located at 399 Binney Street, Cambridge, MA 02139 (“Company”). DESRES and Company are each sometimes referred to herein as a “Party” or collectively as the “Parties”.

WHEREAS, DESRES and Company are parties to the Collaboration and License Agreement, effective as of August 17, 2016, as amended by Amendment No. 1 effective as of June 11, 2018 and by Amendment No. 2 effective as of September 29, 2018 (the “Agreement”);

WHEREAS, the Parties desire to re-categorize certain Targets by mutual agreement, as set forth below.

NOW THEREFORE, the Parties agree, in accordance with Section 17.4 of the Agreement, as follows:

1.	On and after the Amendment No. 3 Effective Date, by mutual agreement of the Parties:

1.1 pursuant to Section 4.7(e) of the Agreement, each of the following Targets, which, prior to the Amendment No. 3 Effective Date, had been a [***], shall be a [***]:

(a)	[***]
(b)	[***]

1.2 pursuant to Section 4.7(e) of the Agreement, each of the following Targets, which, prior to the Amendment No. 3 Effective Date, had been a [***], shall be a [***]:

[***]

1.3 pursuant to Section 4.7(d) of the Agreement, each of the following Targets, which, prior to the Amendment No. 3 Effective Date, had been a [***], shall be a [***]:

[***]

2.	Exhibit A-1 and Exhibit A-2 are each hereby amended, in the form attached hereto, to reflect the provisions of Section 1 of this Amendment No. 3.

3.	Capitalized terms used in this Amendment No. 3 and not defined herein shall have the respective meanings given to such terms in the Agreement.

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4.

This Amendment No. 3 does not amend any terms of the Agreement except as explicitly set forth herein. After the Amendment No. 3 Effective Date, references to the “Agreement” shall mean the Collaboration and License Agreement by and between the Parties effective as of August 17, 2016, as amended by Amendment No. 1, Amendment No. 2 and this Amendment No. 3.

5.

Counterparts. This Amendment No. 3 may be executed in any number of counterparts, each of which will be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment No. 3 may be executed by the exchange of signature pages in electronic format (including PDF) or digital signatures.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have caused this Amendment No. 3 to be executed by their duly authorized representatives.

D. E. Shaw Research, LLC		Relay Therapeutics, Inc.

By:	/s/ Jennifer McGrady	By:	/s/ Brian Adams
Name: Jennifer McGrady		Name: Brian Adams
Title: Authorized Signatory		Title: General Counsel

3

Exhibit A-1: Category 1 Targets

(on and after the Amendment No. 3 Effective Date)

[***]

4

Exhibit A-2: Category 2 Targets

(on and after the Amendment No. 3 Effective Date)

[***]

5

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

AMENDMENT NO. 4 TO

COLLABORATION AND LICENSE AGREEMENT

This Amendment No. 4 to Collaboration and License Agreement (the “Amendment No. 4”), effective as of April 9, 2019 (the “Amendment No. 4 Effective Date”), is by and between D. E. Shaw Research, LLC, a Delaware limited liability company located at 120 West 45th Street, 39th Floor, New York, NY 10036 (“DESRES”), and Relay Therapeutics, Inc., a Delaware corporation located at 399 Binney Street, Cambridge, MA 02139 (“Company”). DESRES and Company are each sometimes referred to herein as a “Party” or collectively as the “Parties”.

WHEREAS, DESRES and Company are parties to the Collaboration and License Agreement, effective as of August 17, 2016, as amended by Amendment No. 1 effective as of June 11, 2018, by Amendment No. 2 effective as of September 29, 2018 and by Amendment No. 3 effective as of February 22, 2019 (the “Agreement”);

WHEREAS, [***], as set forth in a letter dated April 8, 2019 (the “[***]”), a copy of which is attached hereto as Attachment A; and

WHEREAS, [***] desires to re-categorize the [***] by mutual agreement of the Parties, as set forth below, and [***], in reliance on the [***], agrees to such re-categorization.

NOW THEREFORE, the Parties agree, in accordance with Section 17.4 of the Agreement, as follows:

1.

On and after the Amendment No. 4 Effective Date, by mutual agreement of the Parties pursuant to Section 4.7(e) of the Agreement, the following Target, which, prior to the Amendment No. 4 Effective Date, had been a [***], shall be a [***]:

[***]

2.	Exhibit A-1 is hereby amended, in the form attached hereto, to reflect the provisions of Section 1 of this Amendment No. 4.

3.

For completeness and the Parties’ convenience, the current version of Exhibit A-2, which was last amended on the Amendment No. 3 Effective Date and is not amended by this Amendment No. 4, is attached hereto.

4.	Capitalized terms used in this Amendment No. 4 and not defined herein shall have the respective meanings given to such terms in the Agreement.

5.

This Amendment No. 4 does not amend any terms of the Agreement except as explicitly set forth herein. After the Amendment No. 4 Effective Date, references to the “Agreement” shall mean the Collaboration and License Agreement by and between the Parties effective as of August 17, 2016, as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3 and this Amendment No. 4.

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6.

Counterparts. This Amendment No. 4 may be executed in any number of counterparts, each of which will be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment No. 4 may be executed by the exchange of signature pages in electronic format (including PDF) or digital signatures.

[Signature Page Follows]

2

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 4 to be executed by their duly authorized representatives.

D. E. Shaw Research, LLC		Relay Therapeutics, Inc.

By:	/s/ Jennifer McGrady	By:	/s/ Brian Adams
Name: Jennifer McGrady		Name: Brian Adams
Title: Authorized Signatory		Title: General Counsel

Exhibit A-1: Category 1 Targets

(on and after the Amendment No. 4 Effective Date)

[***]

Exhibit A-2: Category 2 Targets

(on and after the Amendment No. 3 Effective Date)

[***]

5

ATTACHMENT A

[***]

[attached]

6

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

AMENDMENT NO. 5 TO

COLLABORATION AND LICENSE AGREEMENT

This Amendment No. 5 to Collaboration and License Agreement (the “Amendment No. 5”), effective as of July 15, 2019 (the “Amendment No. 5 Effective Date”), is by and between D. E. Shaw Research, LLC, a Delaware limited liability company located at 120 West 45th Street, 39th Floor, New York, NY 10036 (“DESRES”), and Relay Therapeutics, Inc., a Delaware corporation located at 399 Binney Street, Cambridge, MA 02139 (“Company”). DESRES and Company are each sometimes referred to herein as a “Party” or collectively as the “Parties”.

WHEREAS, DESRES and Company are parties to the Collaboration and License Agreement, effective as of August 17, 2016, as amended by Amendment No. 1 effective as of June 11, 2018, by Amendment No. 2 effective as of September 29, 2018, by Amendment No. 3 effective as of February 22, 2019, and by Amendment No. 4 effective as of April 9, 2019 (including the [***] attached thereto) (collectively, the “Agreement”);

WHEREAS, the Parties desire to re-categorize certain Targets by mutual agreement, as set forth below;

NOW THEREFORE, the Parties agree, in accordance with Section 17.4 of the Agreement, as follows:

1.	On and after the Amendment No. 5 Effective Date, by mutual agreement of the Parties:

1.1	pursuant to Section 4.7(e) of the Agreement, each of the following Targets, which, prior to the Amendment No. 5 Effective Date, had been a [***], shall be a [***]:

[***]

1.2	pursuant to Section 4.7(b) of the Agreement, the following Target, which, prior to the Amendment No. 5 Effective Date, had been a [***], shall be a [***]:

[***]

1.3	pursuant to Section 4.7(a) of the Agreement, the following Target, which, prior to the Amendment No. 5 Effective Date, had been a [***], shall be a [***]:

[***]

1.4	pursuant to Section 4.7(e) of the Agreement, each of the following Targets, which, prior to the Amendment No. 5 Effective Date, had been a [***], shall be a [***]:

[***]

1

1.5	pursuant to Section 4.7(d) of the Agreement, each of the following Targets, which, prior to the Amendment No. 5 Effective Date, had been a [***], shall be a [***]:

[***]

2.	Exhibit A-1 and Exhibit A-2 are each hereby amended, in the form attached hereto, to reflect the provisions of Section 1 of this Amendment No. 5.

3.	Capitalized terms used in this Amendment No. 5 and not defined herein shall have the respective meanings given to such terms in the Agreement.

4.

This Amendment No. 5 does not amend any terms of the Agreement except as explicitly set forth herein. After the Amendment No. 5 Effective Date, references to the “Agreement” shall mean the Collaboration and License Agreement by and between the Parties effective as of August 17, 2016, as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, and this Amendment No. 5. For clarity, the [***] remains in effect after the Amendment No. 5 Effective Date.

5.

Counterparts. This Amendment No. 5 may be executed in any number of counterparts, each of which will be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment No. 5 may be executed by the exchange of signature pages in electronic format (including PDF) or digital signatures.

[Signature Page Follows]

2

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 5 to be executed by their duly authorized representatives.

D. E. SHAW RESEARCH, LLC		RELAY THERAPEUTICS, INC.

By:	/s/ Jennifer McGrady	By:	/s/ Brian Adams
Name: Jennifer McGrady		Name: Brian Adams
Title: Authorized Signatory		Title: General Counsel

Exhibit A-1: Category 1 Targets

(on and after the Amendment No. 5 Effective Date)

[***]

Exhibit A-2: Category 2 Targets

(on and after the Amendment No. 5 Effective Date)

[***]

5

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

AMENDMENT NO. 6 TO

COLLABORATION AND LICENSE AGREEMENT

This Amendment No. 6 to Collaboration and License Agreement (the “Amendment No. 6”), effective as of September 23, 2019 (the “Amendment No. 6 Effective Date”), is by and between D. E. Shaw Research, LLC, a Delaware limited liability company located at 120 West 45th Street, 39th Floor, New York, NY 10036 (“DESRES”), and Relay Therapeutics, Inc., a Delaware corporation located at 399 Binney Street, Cambridge, MA 02139 (“Company”). DESRES and Company are each sometimes referred to herein as a “Party” or collectively as the “Parties”.

WHEREAS, DESRES and Company are parties to the Collaboration and License Agreement, effective as of August 17, 2016, as amended by Amendment No. 1 effective as of June 11, 2018, by Amendment No. 2 effective as of September 29, 2018, by Amendment No. 3 effective as of February 22, 2019, by Amendment No. 4 effective as of April 9, 2019 (including the [***] attached thereto), and by Amendment No. 5 effective as of July 15, 2019 (collectively, the “Agreement”);

WHEREAS, the Parties desire to re-categorize certain Targets by mutual agreement, as set forth below;

NOW THEREFORE, the Parties agree, in accordance with Section 17.4 of the Agreement, as follows:

1.	On and after the Amendment No. 6 Effective Date, by mutual agreement of the Parties:

1.1	pursuant to Section 4.7(e) of the Agreement, the following Target, which, prior to the Amendment No. 6 Effective Date, had been a [***], shall be a [***]:

[***]

1.2	pursuant to Section 4.7(d) of the Agreement, the following Target, which, prior to the Amendment No. 6 Effective Date, had been a [***], shall be a [***]:

[***]

2.	Exhibit A-l and Exhibit A-2 are each hereby amended, in the form attached hereto, to reflect the provisions of Section 1 of this Amendment No. 6.

3.	Capitalized terms used in this Amendment No. 6 and not defined herein shall have the respective meanings given to such terms in the Agreement.

4.

This Amendment No. 6 does not amend any terms of the Agreement except as explicitly set forth herein. After the Amendment No. 6 Effective Date, references to the “Agreement” shall mean the Collaboration and License Agreement by and between the Parties effective as of August 17, 2016, as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, and this Amendment No. 6. For clarity, the [***] remains in effect.

1

5.

Counterparts. This Amendment No. 6 may be executed in any number of counterparts, each of which will be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment No. 6 may be executed by the exchange of signature pages in electronic format (including PDF) or digital signatures.

[Signature Page Follows]

1

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 6 to be executed by their duly authorized representatives.

D. E. SHAW RESEARCH, LLC		RELAY THERAPEUTICS, INC.

By:	/s/ Jennifer McGrady	By:	/s/ Brian Adams
Name: Jennifer McGrady		Name: Brian Adams
Title: Authorized Signatory		Title: General Counsel

2

Exhibit A-l: Category 1 Targets

(on and after the Amendment No. 6 Effective Date)

[***]

3

Exhibit A-2: Category 2 Targets

(on and after the Amendment No. 6 Effective Date)

[***]

4

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

AMENDMENT NO. 7 TO

COLLABORATION AND LICENSE AGREEMENT

This Amendment No. 7 to Collaboration and License Agreement (the “Amendment No. 7”), effective as of November 7, 2019 (the “Amendment No. 7 Effective Date”), is by and between D. E. Shaw Research, LLC, a Delaware limited liability company located at 120 West 45th Street, 39th Floor, New York, NY 10036 (“DESRES”), and Relay Therapeutics, Inc., a Delaware corporation located at 399 Binney Street, Cambridge, MA 02139 (“Company”). DESRES and Company are each sometimes referred to herein as a “Party” or collectively as the “Parties”.

WHEREAS, DESRES and Company are parties to the Collaboration and License Agreement, effective as of August 17, 2016, as amended by Amendment No. 1 effective as of June 11, 2018, by Amendment No. 2 effective as of September 29, 2018, by Amendment No. 3 effective as of February 22, 2019, by Amendment No. 4 effective as of April 9, 2019 (including the [***] attached thereto), by Amendment No. 5 effective as of July 15, 2019, and by Amendment No. 6 effective as of September 23, 2019 (collectively, the “Agreement”);

WHEREAS, the Parties desire to re-categorize a certain Target by mutual agreement, as set forth below;

NOW THEREFORE, the Parties agree, in accordance with Section 17.4 of the Agreement, as follows:

1.

On and after the Amendment No. 7 Effective Date, by mutual agreement of the Parties pursuant to Section 4.7(c) of the Agreement, the following Target, which, prior to the Amendment No. 7 Effective Date, had been a [***], shall be a [***]:

[***]

2.	Exhibit A-l and Exhibit A-2 are each hereby amended, in the form attached hereto, to reflect the provisions of Section 1 of this Amendment No. 7.

3.	Capitalized terms used in this Amendment No. 7 and not defined herein shall have the respective meanings given to such terms in the Agreement.

4.

This Amendment No. 7 does not amend any terms of the Agreement except as explicitly set forth herein. After the Amendment No. 7 Effective Date, references to the “Agreement” shall mean the Collaboration and License Agreement by and between the Parties effective as of August 17, 2016, as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, Amendment No. 6, and this Amendment No. 7. For clarity, the [***] remains in effect.

1

5.

Counterparts. This Amendment No. 7 may be executed in any number of counterparts, each of which will be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment No. 7 may be executed by the exchange of signature pages in electronic format (including PDF) or digital signatures.

[Signature Page Follows]

1

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 7 to be executed by their duly authorized representatives.

D. E. SHAW RESEARCH, LLC		RELAY THERAPEUTICS, INC

By:	/s/ Jennifer McGrady	By:	/s/ Brian Adams
Name: Jennifer McGrady Title: Authorized Signatory		Name: Brian Adams
Title: General Counsel

2

Exhibit A-l: Category 1 Targets

(on and after the Amendment No. 7 Effective Date)

[***]

3

Exhibit A-2: Category 2 Targets

(on and after the Amendment No. 7 Effective Date)

[***]

4

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

AMENDMENT NO. 8 TO

COLLABORATION AND LICENSE AGREEMENT

This Amendment No. 8 to Collaboration and License Agreement (the “Amendment No. 8”), effective as of December 20, 2019 (the “Amendment No. 8 Effective Date”), is by and between D. E. Shaw Research, LLC, a Delaware limited liability company located at 120 West 45th Street, 39th Floor, New York, NY 10036 (“DESRES”), and Relay Therapeutics, Inc., a Delaware corporation located at 399 Binney Street, Cambridge, MA 02139 (“Company”). DESRES and Company are each sometimes referred to herein as a “Party” or collectively as the “Parties”.

WHEREAS, DESRES and Company are parties to the Collaboration and License Agreement, effective as of August 17, 2016, as amended by Amendment No. 1 effective as of June 11, 2018, by Amendment No. 2 effective as of September 29, 2018, by Amendment No. 3 effective as of February 22, 2019, by Amendment No. 4 effective as of April 9, 2019 (including the [***] attached thereto), by Amendment No. 5 effective as of July 15, 2019, by Amendment No. 6 effective as of September 23, 2019, and by Amendment No. 7 effective as of November 7, 2019 (collectively, the “Agreement”);

WHEREAS, the Parties desire to re-categorize certain Targets by mutual agreement, as set forth below;

NOW THEREFORE, the Parties agree, in accordance with Section 17.4 of the Agreement, as follows:

1.	On and after the Amendment No. 8 Effective Date, by mutual agreement of the Parties:

1.1 pursuant to Section 4.7(e) of the Agreement, the following Targets, which, prior to the Amendment No. 8 Effective Date, had been [***], shall be [***]:

[***]

1.2 pursuant to Section 4.7(a) of the Agreement, the following Target, which, prior to the Amendment No. 8 Effective Date, had been a [***], shall be a [***]:

[***]

1.3 pursuant to Section 4.7(d) of the Agreement, the following Targets, which, prior to the Amendment No. 8 Effective Date, had been [***], shall be [***]:

[***]

2.	Exhibit A-l and Exhibit A-2 are each hereby amended, in the form attached hereto, to reflect the provisions of Section 1 of this Amendment No. 8.

3.	Capitalized terms used in this Amendment No. 8 and not defined herein shall have the respective meanings given to such terms in the Agreement.

4.

This Amendment No. 8 does not amend any terms of the Agreement except as explicitly set forth herein. After the Amendment No. 8 Effective Date, references to the “Agreement” shall mean the Collaboration and License Agreement by and between the Parties effective as of August 17, 2016, as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, Amendment No. 6, Amendment No. 7, and this Amendment No. 8. For clarity, the [***] remains in effect.

5.

Counterparts. This Amendment No. 8 may be executed in any number of counterparts, each of which will be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment No. 8 may be executed by the exchange of signature pages in electronic format (including PDF) or digital signatures.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 8 to be executed by their duly authorized representatives.

D. E. SHAW RESEARCH, LLC		RELAY THERAPEUTICS, INC.

By:	/s/ Jennifer McGrady	By:	/s/ Brian Adams
Name: Jennifer McGrady Title: Authorized Signatory		Name: Brian Adams
Title: General Counsel

Exhibit A-l: Category 1 Targets

(on and after the Amendment No. 8 Effective Date)

[***]

Exhibit A-2: Category 2 Targets

(on and after the Amendment No. 8 Effective Date)

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

AMENDMENT NO. 9 TO

COLLABORATION AND LICENSE AGREEMENT

This Amendment No. 9 to Collaboration and License Agreement (the “Amendment No. 9”), effective as of March 12, 2020 (the “Amendment No. 9 Effective Date”), is by and between D. E. Shaw Research, LLC, a Delaware limited liability company located at 120 West 45th Street, 39th Floor, New York, NY 10036 (“DESRES”), and Relay Therapeutics, Inc., a Delaware corporation located at 399 Binney Street, Cambridge, MA 02139 (“Company”). DESRES and Company are each sometimes referred to herein as a “Party” or collectively as the “Parties”.

WHEREAS, DESRES and Company are parties to the Collaboration and License Agreement, effective as of August 17, 2016, as amended by Amendment No. 1 effective as of June 11, 2018, by Amendment No. 2 effective as of September 29, 2018, by Amendment No. 3 effective as of February 22, 2019, by Amendment No. 4 effective as of April 9, 2019 (including the [***] attached thereto), by Amendment No. 5 effective as of July 15, 2019, by Amendment No. 6 effective as of September 23, 2019, by Amendment No. 7 effective as of November 7, 2019, and by Amendment No. 8 effective as of December 20, 2019 (collectively, the “Agreement”);

WHEREAS, the Parties desire to re-categorize a certain Target by mutual agreement, as set forth below;

NOW THEREFORE, the Parties agree, in accordance with Section 17.4 of the Agreement, as follows:

1.

On and after the Amendment No. 9 Effective Date, by mutual agreement of the Parties pursuant to Section 4.7(c) of the Agreement, the following Target, which, prior to the Amendment No. 9 Effective Date had been a [***], shall be a [***]:

[***]

2.	Exhibit A-1 and Exhibit A-2 are each hereby amended, in the form attached hereto, to reflect the provisions of Section 1 of this Amendment No. 9.

3.	Capitalized terms used in this Amendment No. 9 and not defined herein shall have the respective meanings given to such terms in the Agreement.

4.

This Amendment No. 9 does not amend any terms of the Agreement except as explicitly set forth herein. After the Amendment No. 9 Effective Date, references to the “Agreement” shall mean the Collaboration and License Agreement by and between the Parties effective as of August 17, 2016, as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, Amendment No. 6, Amendment No. 7, Amendment No. 8, and this Amendment No. 9. For clarity, the [***] remains in effect.

1

5.

Counterparts. This Amendment No. 9 may be executed in any number of counterparts, each of which will be deemed an original, but all of which taken together shall constitute one single agreement between the Parties. This Amendment No. 9 may be executed by the exchange of signature pages in electronic format (including PDF) or digital signatures.

[Signature Page Follows]

2

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 9 to be executed by their duly authorized representatives.

D. E. SHAW RESEARCH, LLC		RELAY THERAPEUTICS, INC.

By:	/s/ Jennifer McGrady	By:	/s/ Brian Adams
Name: Jennifer McGrady		Name: Brian Adams
Title: Authorized Signatory		Title: General Counsel

3

Exhibit A-1: Category 1 Targets

(on and after the Amendment No. 9 Effective Date)

[***]

4

Exhibit A-2: Category 2 Targets

(on and after the Amendment No. 9 Effective Date)

[***]

5